                                                          Annual Report

                                                          as of October 31, 1999
                                                          and September 30, 1999





                                    Evergreen
                                                           Perpetual Global Fund





                           [LOGO OF EVERGREEN FUNDS]

                               Table of Contents


Letter to Shareholders ....................................    1

Evergreen Perpetual Global Fund
(formerly Mentor Perpetual Global Portfolio)

  Fund at a Glance ........................................    2

  Portfolio Manager Interview .............................    3

Financial Highlights ......................................    6

Schedule of Investments

  October 31, 1999 ........................................    8

  September 30, 1999 ......................................   14

Statements of Assets and Liabilities ......................   20

Statements of Operations ..................................   21

Statements of Changes in Net Assets .......................   22

Notes to Financial Statements .............................   23

Independent Auditors' Report ..............................   29

Additional Information (unaudited) ........................   30





                               Evergreen  Funds

Evergreen Funds is one of the nation's fastest growing investment companies with over $70 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees, charges and other ongoing expenses, and should be read carefully before investing or sending money.


                 ---------------------------------------------------------------
  Mutual Funds:     NOT FDIC INSURED      May lose value . Not bank guaranteed
                 ---------------------------------------------------------------

                          Evergreen Distributor,Inc.
    Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                 December 1999



[PHOTO]

William M. Ennis
President and CEO

Dear Evergreen Shareholders,


We are pleased to provide the Evergreen Perpetual Global Fund annual report, which covers the one-month period ended October 31, 1999 and the twelve-month period ended September 30, 1999.

Uncertainty over Interest Rates Influences the Markets

Although the U.S. economy is in the ninth year of economic expansion, many believe that valuation levels in some sectors of the stock market are just not sustainable. The S&P 500 continued to advance in the first half of 1999, dominated by the performance of a very small group of large-cap stocks. By the 3rd quarter of 1999, rising interest rates dampened performance of stocks across the board. Investors' inflation fears and continued doubts about the ability of U.S. companies to sustain significant growth in earnings prompted an October sell-off.

The Federal Reserve Bank's "tightening bias" leads many to anticipate further interest rate increases in order to stem even the slightest inflationary pressure. Additional interest rate hikes would likely have a negative effect on stock prices, which could restrain consumer spending; however, many investors are waiting for just such a scenario to take place, so they can take advantage of lower stock prices as a buying opportunity. Bonds appear relatively attractive over the long term compared to other asset classes, particularly because "real" interest rates are high by historical standards.

We believe that the economy is still fundamentally strong, and that inflation will stay contained, producing only moderate upward pressure on interest rates. We remain cautiously optimistic about the prospects for continued growth in the markets.

Internationally, our outlook is dominated by Japan where we expect further monetary easing to help the still fragile recovery there. As that economy improves, it should result in greater demand for goods and services produced in other Asian markets.

Evergreen Funds is Ready for the Year 2000/1/

We have been addressing the Year 2000 challenge since February of 1996 and have committed the time, resources and people necessary to prepare for any ramifications from the millennium bug. Today, we are confident that our preparations will enable us to continue to deliver the high-quality Evergreen products and services on which our shareholders rely. In addition, Evergreen portfolio managers have placed great emphasis on monitoring portfolios for Y2K readiness.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

We would like to thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.



/1/The information above constitutes Year 2000 readiness disclosure.

                                   EVERGREEN
                            Perpetual Global Fund
                 (formerly Mentor Perpetual Global Portfolio)
                    Fund at a Glance as of October 31, 1999


                                    Portfolio
                                 Management Team
                    ------------------------------------------
                        Ian Brady            Kathryn Langridge
                    Tenure:April 1995        Tenure:April 1995


                     Scott McGlashan          Margaret Rodden
                    Tenure:April 1995        Tenure:April 1995


                                Stephen Whittaker
                                Tenure:April 1995



                           PERFORMANCE AND RETURNS/2/

Portfolio Inception Date:3/29/1994   Class A    Class B     Class C    Class Y
Class Inception Date                3/29/1994  10/18/1999  3/29/1994  11/19/1997
Average Annual Returns*
1 year with sales charge              19.00%     19.97%      23.10%     n/a
1 year w/o sales charge               24.92%     24.97%      24.10%     25.34%
3 years                               15.20%     16.37%      16.29%     17.29%
5 years                               14.39%     15.29%      14.68%     15.62%
Since Portfolio Inception             13.16%     14.06%      13.28%     14.26%
Maximum Sales Charge                   4.75%      5.00%       1.00%
                                    Front End     CDSC        CDSC       n/a

*    Adjusted for maximum applicable sales charge unless noted.



                                LONG TERM GROWTH


                                    [CHART]

                                                     MSCI
Month ending date      Mentor Pre. Global A      Closing value            CPI

         03/30/94                     9,525             10,000         10,000
         10/30/94                     9,204             10,382         10,156
         10/30/95                    10,914             11,422         10,442
         10/30/96                    13,072             13,344         10,754
         10/30/97                    14,352             15,647         10,978
         10/30/98                    16,644             18,101         11,141
         10/31/99                    19,983             22,685         11,461


Comparison of change in value of a $10,000 investment in Evergreen Perpetual Global Fund Class A shares, versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and The Consumer Price Index
(CPI).

The MSCI World is an unmanaged index which does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.



                            CURRENT INVESTMENT STYLE/1/


[GRAPHIC]

Morningstar's Style Box is based on a portfolio date as of 10/31/1999.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/ Source: 1999 Morningstar, Inc.

/2/ Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class.

Historical performance shown for Class B and Class Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Class B and Class Y have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B would have been lower while returns for Class Y would have been higher.

                                   EVERGREEN
                              Perpetual Global Fund
                          Portfolio Manager Interview

How did the Fund perform?

An asset allocation approach, based on moving assets out of European and U.S. markets and into Japan and other Asian markets, led to excellent Fund performance during the twelve months. For the twelve-month period ended October 31, 1999, the Fund's A shares returned 24.92%, before the deduction of any applicable sales charges. The Fund's benchmark, the MSCI World Index, returned 24.91% for the same period.



                                    Portfolio
                                 Characteristics
                                 ---------------
                         (as of 10/31/1999 unless noted)

Total Net Assets                                                   $220,465,971
Number of Holdings                                                          386
Beta                                                                       0.81*

*as of 9/30/1999


What were the principal strategies that supported the Fund's performance?

Early in the period, we began increasing the Fund's commitment to Asia. As a result, by the end of the twelve months, assets in Japan accounted for 15% of the portfolio up from 10% at the beginning of the period. While Japanese investments did not account for the largest portion of the Fund, they were the most important contributors to performance. Why? Japan had been in recession for nine years, and from our perspective in the last quarter of 1998, two conditions prevailed. First, investor sentiment was so negative that stocks were extremely cheap; and second, fiscal, monetary and business reforms were being put in place to address Japan's economic problems. These included changes in banking and interest rate policy, large public works expenditures, an infusion of capital investment into the banks, and an unprecedented level of corporate restructuring. There was also a large amount of merger and acquisition activity. A recent high profile example of such activity was the merger of Fuji Bank, DaiChi-Kangyo Bank and Industrial Bank of Japan, which created the largest banking corporation in the world.


Fund assets in other parts of Asia increased from 4% to 9%. What was attractive about the region?

For more than a year, Asia has been in turmoil. High levels of corporate and government debt, weak currencies, high interest rates and political instability had eroded investor confidence in the region. As a result, Asian stock markets declined precipitously. In the fourth quarter of 1998, the economic outlook for Asia began to brighten. Central banks began injecting huge amounts of liquidity into the economy by systematically lowering interest rates. Lower interest rates led to business expansion and corporate restructuring. During this time, Asian stocks were selling at extremely low prices, and we began selectively adding them to the Fund's portfolio. We concentrated investments in Hong Kong and Singapore, where we invested primarily in financial stocks. Most recently, consumer demand for goods and services has picked up in Asia. We believe this should lead to significant earnings recovery in the months ahead.



                               Top 5 Industries
                               ----------------
                        (as a percentage of net assets)

Banking                                                                    10.3%
Telecommunications                                                          8.9%
Financial Services                                                          7.0%
Health & Personal Care                                                      7.0%
Electrical & Electronics                                                    6.9%

                                   EVERGREEN
                              Perpetual Global Fund
                          Portfolio Manager Interview


What was your strategy in the U.S.?

We reduced exposure to U.S. stocks from 35% to 34% of net assets and deployed assets in other world markets. While the Fund's allocation to U.S. stocks continued to be the largest country weighting in the portfolio, it is relatively small when compared to the 52% weighting of U.S. stocks in the MSCI World index, the Fund's benchmark. The Fund's relatively small position in U.S. stocks reflects our perspective that there is better value outside the U.S. In January 1999, we began to emphasize industrial cyclical recovery stocks, such as raw materials and oils, which performed well. More recently we established a position in technology stocks, however, the technology stocks in the portfolio do not include internet stocks, whose value we believe to be excessive. Even though the U.S. market as a whole seems overvalued to us, we believe that certain sectors and individual stocks still offer attractive value.


How did the European stocks in the portfolio perform?


Slower economic growth and overstated benefits of the euro, Europe's single currency, restrained European markets over the past year and, in general, stocks in this region produced lackluster performance. Several months ago, we began seeing signs of a cyclical recovery in European economies, and we have positioned the portfolio to take advantage of this situation. As a result, we emphasized industrial cyclicals, such as oil, steel, paper and pulp, chemicals and engineering stocks. While we reduced the Fund's exposure to Europe from 38% to 30% of net assets, we continue to find opportunities in individual stocks, as recovery from recession begins. France is the Fund's biggest country weighting in this region, followed by Germany and Netherlands.

At 10% of net assets, exposure to the United Kingdom (UK) remained constant. In 1998, the Fund suffered from our reluctance to hold on to what, we believed, were overvalued telecommunications and pharmaceutical stocks. In 1999, however, there has been a rotation in the UK market away from those mega-cap stocks to small and mid-cap stocks, like the ones we hold in the portfolio. In the UK, we favored investments in banks, aerospace, and consumer cyclicals.



                                Top 10 Holdings*
                                ----------------
                         (as a percentage of net assets)

Funai Electric Co., Ltd.                             1.8%
Sumimoto Trust & Banking Co., Ltd.                   1.7%
Total Fina SA Cl. B                                  1.6%
BankAmerica Corp.                                    1.4%
Furukawa Electric Co. Ltd.                           1.3%
Asahi Glass Co. Ltd.                                 1.3%
Bank of Tokyo-Mitsubishi Ltd.                        1.3%
Kokusai Securities Co. Ltd.                          1.3%
Nokia AB Oyj                                         1.2%
Merck & Co., Inc.                                    1.2%


*Portfolio composition subject to change


Did you make any changes in the Latin American portion of the portfolio?

Exposure to Latin America remained constant at 1% of net assets, invested in Mexico and Brazil. While some Latin American markets rose during the period, they continued to be plagued by currency weakness. We expect currency problems to persist for some time in this region.

                                   EVERGREEN
                              Perpetual Global Fund
                          Portfolio Manager Interview


What is your outlook?


Our outlook is dominated by our perspective on Japan. We expect there will be further monetary easing in Japan that will be accompanied by weakness in the yen. We view this as a positive situation, because the stronger yen would threaten to stifle the still fragile economic recovery. In looking at the big picture, we believe the single most important influence on the performance of international markets relative to the U.S. over the next year will be further recovery in Japan. Japan's economic turnaround should result in greater demand for goods and services produced in other Asian markets. This will diminish Asia's reliance on the U.S. as a market for its goods and services.

                                   EVERGREEN
                              Financial Highlights
                             Perpetual Global Fund
                  (formerly Mentor Perpetual Global Portfolio)
                (For a share outstanding throughout each period)

                                                        Year Ended September 30,
                         One-Month Period Ended  --------------------------------------------
                         October 31, 1999 (a)(b) 1999 #    1998      1997     1996      1995
CLASS A SHARES
Net asset value,
 beginning of period             $ 23.09         $ 18.92  $ 20.94   $ 17.86  $ 15.88   $14.23
                                 -------         -------  -------   -------  -------   ------
 .........................................................................
Income from investment
 operations
 .........................................................................
Net investment income
 (loss)                            (0.03)           0.02    (0.03)     0.04    (0.04)    0.05
 .........................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions               0.80            5.74    (0.97)     3.67     2.82     1.60
                                 -------         -------  -------   -------  -------   ------
Total from investment
 operations                         0.77            5.76    (1.00)     3.71     2.78     1.65
                                 -------         -------  -------   -------  -------   ------
 .........................................................................
Distributions to
 shareholders from
Net realized gains                     0           (1.59)   (1.02)    (0.63)   (0.80)       0
                                 -------         -------  -------   -------  -------   ------
Total distributions to
 shareholders                          0           (1.59)   (1.02)    (0.63)   (0.80)       0
                                 -------         -------  -------   -------  -------   ------
 .........................................................................
Net asset value, end of
 period                          $ 23.86         $ 23.09  $ 18.92   $ 20.94  $ 17.86   $15.88
                                 -------         -------  -------   -------  -------   ------
 .........................................................................
Total return*                       3.33%          32.49%   (4.97%)   21.59%   18.40%   11.60%
 .........................................................................
Ratios and supplemental
 data
 .........................................................................
Net assets, end of
 period (thousands)              $86,341         $88,743  $59,012   $46,556  $13,098   $6,854
 .........................................................................
Ratios to average net
 assets
 .........................................................................
 Expenses**                         2.16%+          1.84%    1.75%     1.89%    1.95%    2.06%
 .........................................................................
 Net investment income             (1.49%)+         0.11%   (0.01%)    0.07%   (0.21%)   0.26%
 .........................................................................
Portfolio turnover rate               13%            144%     162%      128%     130%     155%
 .........................................................................

                                                               Period Ended
                                                           October 31, 1999 (c)
CLASS B SHARES
Net asset value, beginning of period                              $22.91
                                                                  ------
 .........................................................................
Income from investment operations
 .........................................................................
Net investment loss                                                    0
 .........................................................................
Net realized and unrealized gains or losses on securities
 and foreign currency related transactions                          0.96
                                                                  ------
 .........................................................................
Total from investment operations                                    0.96
                                                                  ------
 .........................................................................
Net asset value, end of period                                    $23.87
                                                                  ------
 .........................................................................
Total return*                                                       4.19%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period (thousands)                             $1,048
 .........................................................................
Ratios to average net assets
 .........................................................................
 Expenses**                                                         2.91%+
 .........................................................................
 Net investment income                                             (2.24%)+
 .........................................................................
Portfolio turnover rate                                               13%
 .........................................................................

(a) For the one month ended October 31, 1999. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1999.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual Global Portfo-lio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respec-tively, of Evergreen Perpetual Global Fund. Class B shares of Mentor Per-petual Global Portfolio were redesignated as Class C shares of Evergreen Perpetual Global Fund.
(c) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.
* Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+ Annualized.
# Net investment income or loss per share is based on average shares outstand-ing during the period.

                       See Notes to Financial Statements.

                                   EVERGREEN
                              Financial Highlights
                             Perpetual Global Fund
                  (formerly Mentor Perpetual Global Portfolio)
                (For a share outstanding throughout each period)

                                                         Year Ended September 30,
                         One-Month Period Ended  ------------------------------------------------
                         October 31, 1999 (a)(b)  1999 #     1998      1997      1996      1995
CLASS C SHARES
Net asset value,
 beginning of period            $  21.99         $  18.21   $ 20.32   $ 17.46   $ 15.67   $ 14.15
                                --------         --------   -------   -------   -------   -------
 .........................................................................
Income from investment
 operations
 .........................................................................
Net investment loss                (0.03)           (0.21)    (0.12)    (0.02)    (0.05)    (0.05)
 .........................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions               0.75             5.58     (0.97)     3.51      2.64      1.57
                                --------         --------   -------   -------   -------   -------
 .........................................................................
Total from investment
 operations                         0.72             5.37     (1.09)     3.49      2.59      1.52
                                --------         --------   -------   -------   -------   -------
 .........................................................................
Distributions to
 shareholders from
 .........................................................................
Net realized gains                     0            (1.59)    (1.02)    (0.63)    (0.80)        0
                                --------         --------   -------   -------   -------   -------
 .........................................................................
Total distributions to
 shareholders                          0            (1.59)    (1.02)    (0.63)    (0.80)        0
                                --------         --------   -------   -------   -------   -------
 .........................................................................
Net asset value, end of
 period                         $  22.71         $  21.99   $ 18.21   $ 20.32   $ 17.46   $ 15.67
                                --------         --------   -------   -------   -------   -------
 .........................................................................
Total return*                       3.27%           31.54%    (5.65%)   20.74%    17.39%    10.74%
 .........................................................................
Ratios and supplemental
 data
 .........................................................................
Net assets, end of
 period (thousands)             $133,075         $128,192   $99,277   $89,030   $42,131   $12,667
 .........................................................................
Ratios to average net
 assets
 .........................................................................

 Expenses**                         2.91%+           2.58%     2.50%     2.64%     2.70%     2.72%
 .........................................................................
 Net investment income             (2.24%)+         (0.67%)   (0.77%)   (0.68%)   (0.91%)   (0.40%)
 .........................................................................
Portfolio turnover rate               13%             144%      162%      128%      130%      155%
 .........................................................................

                                                               Year Ended
                                                              September 30,
                                     One-Month Period Ended  ----------------
                                     October 31, 1999 (a)(b) 1999 #  1998 (c)
CLASS Y SHARES
Net asset value, beginning of
 period                                      $23.21          $18.96   $18.81
                                             ------          ------   ------
 .........................................................................
Income from investment operations
 .........................................................................
Net investment income                         (0.02)           0.09        0
 .........................................................................
Net realized and unrealized gains
 or losses on securities and
 foreign currency related
 transactions                                  0.80            5.75     0.30
                                             ------          ------   ------
 .........................................................................
Total from investment operations               0.78            5.84     0.30
                                             ------          ------   ------
 .........................................................................
Distributions to shareholders from
 .........................................................................
Net realized gains                                0           (1.59)   (0.15)
                                             ------          ------   ------
 .........................................................................
Total distributions to shareholders               0           (1.59)   (0.15)
                                             ------          ------   ------
 .........................................................................
Net asset value, end of period               $23.99          $23.21   $18.96
                                             ------          ------   ------
 .........................................................................
Total return                                   3.36%          32.87%    1.60%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period
 (thousands)                                 $    1          $    1   $    1
 .........................................................................
Ratios to average net assets
 .........................................................................
 Expenses**                                    1.83%+          1.52%    1.50%+
 .........................................................................
 Net investment income                        (0.87%)+         0.40%   (0.02%)+
 .........................................................................
Portfolio turnover rate                          13%            144%     162%
 .........................................................................

(a) For the one month ended October 31, 1999. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1999.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual Global Portfo-lio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respec-tively, of Evergreen Perpetual Global Fund. Class B shares of Mentor Per-petual Global Portfolio were redesignated as Class C shares of Evergreen Perpetual Global Fund.
(c) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
*   Excluding applicable sales charges.
** Ratio of expenses to average net assets includes fee waivers and excludes fee credits.
+   Annualized.
# Net investment income or loss per share is based on average shares outstand-ing during the period.

                       See Notes to Financial Statements.

                                   EVERGREEN
                             Perpetual Global Fund
                            Schedule of Investments
                                October 31, 1999


   Shares                                                             Value

 COMMON STOCKS - 99.9%
            Argentina - 0.1%
      1,600 Inversiones y Representaciones, SA GDR..............   $     48,300
     11,120 Perez Companc SA, Cl. B.............................         66,973
      1,600 Telecom Argentina--France Telecom, SA Cl. B, ADR
             (b)................................................         44,000
                                                                   ------------
                                                                        159,273
                                                                   ------------
            Austria - 0.3%
     12,560 Bank Austria AG.....................................        625,979
                                                                   ------------
            Belgium - 0.3%
     20,562 Fortis (B)..........................................        695,913
                                                                   ------------
            Brazil - 0.3%
  9,000,000 Banco Bradesco SA...................................         44,066
  3,400,000 Companhia Brasileira de Distribuicao Grupo Pao de
             Acucar.............................................         73,212
      3,400 Companhia Energetica de Minas Gerais, ADR...........         48,595
  3,500,000 Companhia Siderurgica de Tubarao....................         29,787
      3,650 Companhia Vale do Rio Doce, ADR (b).................         71,185
  1,500,000 Eletropaulo Metropolitana-Electricidade de Sao Paulo
             SA.................................................         68,444
      2,800 * Embratel Participacoes SA, ADR (b)................         36,050
  2,700,000 Gerdau SA...........................................         48,864
     90,800 Industrias Klabin de Papel e Celulose SA............         47,949
    710,000 Petroleo Brasileiro SA..............................        113,025
      4,200 Tele Norte Leste Participacoes SA, ADR (b)..........         70,875
      2,600 Telesp Celular Participacoes SA (b).................         64,025
      2,500 Uniao de Bancos Brasileiros SA, GDR.................         57,812
                                                                   ------------
                                                                        773,889
                                                                   ------------
            Canada - 0.8%
     30,300 Barrick Gold Corp...................................        554,869
     27,500 * Canadian Natural Resources Ltd....................        605,546
     42,700 Placer Dome, Inc....................................        517,737
                                                                   ------------
                                                                      1,678,152
                                                                   ------------
            Channel Islands - 0.0%
      5,300 Telesp Participacpoes SA ADR (b)....................         85,794
                                                                   ------------
            Chile - 0.1%
      4,300 Banco De A Edward...................................         62,888
      2,350 Chilectra SA, ADR...................................         41,789
      3,600 Embotelladora Andina SA, Ser. A (b).................         58,500
      4,000 Empresa Nacional de Electric, ADR (b)...............         51,000
                                                                   ------------
                                                                        214,177
                                                                   ------------
            Croatia - 0.1%
     24,000 Zagrebacka Banka Ulc Reg S, GDR.....................        213,600
                                                                   ------------
            Denmark - 0.5%
      8,892 Novo Nordisk AS, Ser. B.............................      1,069,434
                                                                   ------------

   Shares                                                             Value

 COMMON STOCKS - continued
            Finland - 3.3%
     18,000 Hansabank...........................................   $     90,526
     15,332 Huhtamaki Group.....................................        484,959
     27,150 Konecranes Finance Oyj..............................        701,327
     28,770 Metra AB Oyj (b)....................................        546,005
     23,808 Nokia AB Oyj........................................      2,731,344
     99,362 Stora Enso Oyj......................................      1,309,529
     45,320 UPM-Kymmene Oyj.....................................      1,433,494
                                                                   ------------
                                                                      7,297,184
                                                                   ------------
            France - 6.9%
     11,214 Atos SA.............................................      1,440,100
     11,819 Carbone Lorraine SA (b).............................        509,794
      7,770 Coflexip SA (b).....................................        614,422
      6,995 Compagnie de Saint Gobain...........................      1,216,904
     12,072 Entrelec Groupe SA..................................        585,493
     23,670 Eramet SLN..........................................      1,207,893
      8,010 Imerys SA...........................................      1,148,566
        840 Isis................................................         56,416
     18,742 Pechiney SA.........................................      1,051,265
      9,566 Schneider SA........................................        660,627
     25,620 Total Fina SA, Cl. B................................      3,471,098
     98,160 Usinor SA...........................................      1,367,168
     23,777 Vivendi (b).........................................      1,806,241
                                                                   ------------
                                                                     15,135,987
                                                                   ------------
            Germany - 7.3%
      1,860 * AVA Allg Handels der Verbraucher AG...............        856,996
     37,540 BASF AG.............................................      1,692,057
    328,000 Deutsche Bank AG....................................        333,626
     27,806 Dresdner Bank AG....................................      1,433,613
     97,250 Elexis AG...........................................        594,706
     35,306 ELMOS Semiconductor AG..............................        893,397
     24,500 Epcos AG............................................      1,006,914
     35,760 * Global TeleSystems Group, Inc. (b)................        856,005
      8,729 Henkel KGaA.........................................        593,620
     84,950 Lufthansa AG........................................      1,791,340
      7,104 Mannesmann AG.......................................      1,119,770
     20,700 SGL Carbon AG.......................................      1,328,054
     19,142 Siemens AG..........................................      1,722,565
     33,490 Veba AG.............................................      1,814,943
                                                                   ------------
                                                                     16,037,606
                                                                   ------------
            Greece - 0.1%
      2,380 Chipita International Plc...........................         79,017
      6,231 Hellenic Telecommunications Organization SA (OTE),
             GDR................................................        132,341
         80 Intralot SA.........................................          2,044
      5,200 Hellas Telecommunications SA........................        111,800
                                                                   ------------
                                                                        325,202
                                                                   ------------
            Hong Kong - 3.3%
    608,000 Aeon Credit Service Co. Ltd.........................        250,431
    360,000 Amoy Properties Ltd. (b)............................        310,465

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                                October 31, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
            Hong Kong - continued
    320,000 Axa China Region Ltd.................................   $    275,969
    110,000 Brilliance China Automotive Holdings Ltd. ...........        391,875
    169,420 Cable & Wireless Hong Kong Ltd.......................        387,077
    749,000 Cafe De Coral Holdings...............................        315,739
     40,000 Cheung Kong Holdings Ltd.............................        364,268
    331,000 China Telecom (Hong Kong) Ltd. (b)...................      1,131,169
     70,553 Dah Sing Financial Group.............................        283,338
    175,000 First Pacific Company Ltd. ..........................        101,364
    640,000 HKR International Ltd................................        486,034
    105,000 Hutchison Whampoa Ltd................................      1,054,190
     50,000 Jardine Strategic Holdings Ltd.......................        110,500
     80,000 Johnson Electric Holdings Ltd........................        432,488
  1,550,000 Oriental Press Group.................................        207,491
    420,000 Pacific Century......................................        318,960
    200,000 Shui On Construction & Materials Ltd.................        278,028
     25,000 Sun Hung Kai Properties Ltd..........................        202,729
     70,000 Wing Hang Bank Ltd. .................................        228,408
    680,000 Yanzhou Coal Mining Co. Ltd..........................        225,383
                                                                    ------------
                                                                       7,355,906
                                                                    ------------
            Hungary - 0.1%
      4,390 EGIS Gyogyszergyar RT................................        130,875
      8,890 Pannonplast RT.......................................        144,395
                                                                    ------------
                                                                         275,270
                                                                    ------------
            India - 0.5%
      8,000 BSES Ltd.............................................         94,000
      5,000 Hindalco Industries Ltd., GDR, 144A .................        103,750
      7,500 Larsen & Toubro Ltd., GDR............................        159,750
      7,500 Larsen & Toubro Ltd., GDS............................        159,750
     17,000 Mahanagar Telep Ni, GDR..............................        136,000
     40,000 Mahindra & Mahindra Ltd..............................        304,000
      1,500 Tata Electric Companies, GDR.........................        247,500
                                                                    ------------
                                                                       1,204,750
                                                                    ------------
            Indonesia - 0.9%
  4,800,000 Dankos Labs..........................................        596,491
  1,015,000 PT Astra International Tbk...........................        500,822
  1,436,000 PT Bank Nisp Tbk.....................................        251,930
     36,000 PT Bat Indonesia Tbk.................................        115,790
    150,000 PT HM Sampoerna......................................        348,684
    234,000 PT Indofood Sukses Makmur Tbk........................        277,105
                                                                    ------------
                                                                       2,090,822
                                                                    ------------
            Ireland - 0.3%
     67,060 Irish Life & Permanent Plc...........................        677,975
                                                                    ------------
            Israel - 0.1%
     11,503 Elbit Systems Ltd....................................        163,965
                                                                    ------------
            Italy - 0.6%
     55,840 Grupo Editoriale L'Espresso..........................      1,215,766
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
            Japan - 15.0%
     70,000 Aoyama Trading Co....................................   $  2,237,581
    360,000 Asahi Glass Co. Ltd..................................      2,864,795
    170,000 Bank Of Tokyo-Mitsubishi Ltd.........................      2,819,870
    200,000 Chugai Pharmaceutical Co. Ltd. (b)...................      2,380,609
      9,000 Funai Electric Co. Ltd...............................      4,077,754
    400,000 Furukawa Electric Co. Ltd............................      2,918,166
    160,000 Kokusai Securities Co. Ltd. (b)......................      2,763,043
    320,000 Nippon Express Co. Ltd...............................      2,266,955
    300,000 Oji Paper Co. Ltd....................................      2,116,631
    140,000 Ricoh Co. Ltd. (b)...................................      2,285,961
     59,000 Shin Etsu Chemical Co. Ltd...........................      2,435,325
    375,000 Sumitomo Trust & Banking Co. Ltd.....................      3,837,293
                                                                    ------------
                                                                      33,003,983
                                                                    ------------
            Korea - 0.5%
          2 Citc Seoul Access Trust..............................         14,750
      5,000 Korea Telecom Corp...................................        176,250
     17,000 Pohang Iron & Steel Ltd. ADR (b).....................        567,375
      1,154 Samsung Electronics Ltd., GDR, 144A..................         97,513
      3,575 * Samsung Electronics Ltd., GDS, 144A................        209,137
                                                                    ------------
                                                                       1,065,025
                                                                    ------------
            Malaysia - 0.5%
     84,000 Boustead Holdings Berhad.............................         66,316
     60,000 Nanyang Press Holdings...............................         74,526
     80,000 Resorts World Berhad.................................        229,474
     50,000 Tanjong Plc..........................................        105,263
    100,000 Telekom Malaysia Berhad..............................        307,895
     54,000 UMW Holdings Berhad..................................         95,921
    100,000 * United Engineers Ltd. Berhad.......................        169,737
                                                                    ------------
                                                                       1,049,132
                                                                    ------------
            Mexico - 0.5%
     30,300 ALFA SA de CV, Ser. A................................        116,042
     10,500 Carso Global Telecom.................................         69,746
      3,360 Cemex SA de CV.......................................         75,600
     54,500 Cifra SA de CV, Ser. V...............................         85,526
      7,400 Grupo Carso SA de CV, ADR (b)........................         61,765
     32,900 Grupo Financiero Banamex AC, Ser. O..................         82,122
     32,600 Grupo Modelo SA de CV, Ser. C........................         79,512
      2,060 * Grupo Televisa SA, ADR.............................         87,550
      3,590 Telefonos de Mexico SA, ADR (b)......................        306,945
      4,600 Tubos de Acero de Mexico SA..........................         49,414
                                                                    ------------
                                                                       1,014,222
                                                                    ------------
            Netherlands - 3.2%
     33,060 Akzo Nobel NV (b)....................................      1,427,037
     21,363 DSM NV...............................................        810,867
     22,390 IHC Caland NV........................................        973,784
     37,420 Indigo NV (b)........................................        102,905
     16,956 Philips Electronics NV...............................      1,743,061

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                                October 31, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
            Netherlands - continued
     15,325 Vendex International NV..............................   $    448,382
     47,790 VNU NV...............................................      1,619,954
                                                                    ------------
                                                                       7,125,990
                                                                    ------------
            Norway - 0.3%
     50,020 Petroleum Geo-Services...............................        747,263
                                                                    ------------
            Philippines - 0.1%
    108,000 ABS-CBN Broadcasting Corp............................        118,504
     27,200 Benpres Holdings Corp................................         85,000
  1,500,000 Filinvest Development Corp...........................         93,516
                                                                    ------------
                                                                         297,020
                                                                    ------------
            Portugal - 0.6%
    203,385 BPI-Society Gestora, Restigered Shares...............        814,868
     17,585 Jeronimo Martins SGPS SA.............................        492,071
                                                                    ------------
                                                                       1,306,939
                                                                    ------------
            Singapore - 0.9%
    250,000 Hong Leong Finance...................................        460,427
          1 Overseas Chinese Bank................................              7
     62,809 Overseas Union Bank Ltd..............................        272,179
     39,000 Sembcorp Industries Ltd..............................         49,293
     29,000 * Singapore Press Holdings Ltd.......................        497,442
     47,000 Singapore Telecom (b)................................         89,389
     80,000 United Overseas Bank.................................        606,681
                                                                    ------------
                                                                       1,975,418
                                                                    ------------
            Spain - 2.1%
     11,167 Acciona SA...........................................        539,246
     20,716 * Baron de Ley SA....................................        556,969
     36,700 Empresa Nacional de Celulosas SA (b).................        688,764
     95,195 Prosegur, CIA de Seguridad SA........................        782,877
     46,520 Tabacalera, Ser. A (b)...............................        767,606
     61,104 Telefonica SA........................................      1,007,607
     29,960 Viscofan Envolturas Celuosicas SA....................        246,073
                                                                    ------------
                                                                       4,589,142
                                                                    ------------
            Sweden - 2.0%
     51,760 Celsius AB, Ser. B...................................        814,293
     58,415 Ericsson LM Telephone, Ser B.........................      2,436,392
     71,877 Sparbanken Sverige AB, Ser. A........................      1,148,307
                                                                    ------------
                                                                       4,398,992
                                                                    ------------
            Switzerland - 1.6%
      3,404 Geberit International AG.............................      1,004,466
        911 Nestle SA............................................      1,760,213
      3,670 Novartis AG..........................................        362,876
        503 Sulzer AG............................................        353,713
                                                                    ------------
                                                                       3,481,268
                                                                    ------------
            Taiwan - 0.5%
      5,000 Formosa Growth Fund Ltd. ............................        105,000
      5,800 Hon Hai Precision Industry Co., Ltd..................         95,004
      8,600 Synnex Technology International Corp.................        169,678

   Shares                                                              Value

 COMMON STOCKS - continued
            Taiwan - continued
      2,000 Taipei Fund..........................................   $    179,000
     30,000 Taiwan Opportunities Fund LT.........................        325,500
      7,257 Taiwan Semiconductor Manufacturing Co. Ltd. (b)......        251,274
                                                                    ------------
                                                                       1,125,456
                                                                    ------------
            Thailand - 0.4%
     50,000 BEC World Public Co. Ltd.............................        310,840
     40,000 Electricity Generating Public Co.....................         52,843
    200,000 Siam Commercial Bank.................................        226,655
     64,900 Siam Pulp & Paper....................................        136,171
     41,300 Thai Airways International Plc.......................         49,479
                                                                    ------------
                                                                         775,988
                                                                    ------------
            Turkey - 0.3%
 17,200,000 Akbank Turk Anonim Sirket............................        268,320
     42,000 Haci Omer Sabanci Holdings SA........................        302,400
                                                                    ------------
                                                                         570,720
                                                                    ------------
            United Kingdom - 11.3%
     30,650 Abbey National Bank Plc..............................        598,580
     30,000 Allied Domecq........................................        168,171
     44,700 Arcadia Group Plc....................................        112,428
     35,000 Arriva Plc...........................................        184,117
     27,999 Associated British Ports Holdings Plc................        139,003
     13,000 Bank Of Scotland.....................................        162,631
     16,720 Barclays Bank Plc....................................        513,163
     27,585 Bass Plc.............................................        302,464
     22,397 BBA Group Plc........................................        156,478
     42,000 BG Plc...............................................        233,368
     46,333 Blue Circle Industries Plc...........................        215,171
     50,000 Body Shop International Plc..........................         95,757
     19,000 Britannic Assurance Plc..............................        339,827
     58,000 British Aerospace Plc................................        343,246
     49,000 British Airways Plc..................................        250,514
     59,500 British America Tobacco Industries Plc...............        395,160
    225,000 British Biotech......................................        107,264
     45,000 British-Borneo Oil & Gas Plc.........................        119,100
     80,000 Burford Holdings Plc.................................        132,827
     15,833 Burmah Castrol Plc...................................        273,032
     40,000 Carillion Plc........................................         83,221
     20,000 Celltech Plc.........................................        149,595
     17,000 Chelsfield Plc.......................................         90,825
     90,000 Coats Viyella Plc....................................         69,167
     39,000 Cookson Group Plc....................................        119,813
     32,400 D.F.S. Furniture Co. Plc.............................        148,069
     44,000 Debenhams Retail Plc.................................        186,615
     37,000 Diageo Plc...........................................        376,502
     15,500 Dixons Group Plc.....................................        274,679
     51,700 * Elan Corp. Plc, ADR (b)............................      1,331,275
     27,800 EMAP Plc.............................................        361,033
     37,000 Enterprise Oil Plc...................................        263,369
     89,300 Fairview Holdings Plc................................        201,116
     64,000 First Choice Holidays Plc............................        122,043

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                                October 31, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
            United Kingdom - continued
     18,000 Frogmore Estates Plc..................................  $    137,594
     40,000 Gallaher Group Plc....................................       240,996
     14,800 Garban Plc............................................        48,903
     24,500 Granada Group Plc.....................................       194,531
     22,000 Great University Stores Plc...........................       166,724
     35,000 Greenalls Group Plc...................................       178,363
     40,000 Halma Plc.............................................        71,016
     66,412 Hilton Group Plc......................................       203,065
     10,000 Housing & Commercial Bank.............................       265,000
     40,312 HSBC Holdings Plc (Hong Kong exchange) (b)............       485,155
     36,750 Iceland Group Plc.....................................       174,896
     36,000 III Group Plc.........................................       449,771
     34,000 Imperial Chemical Industries Plc......................       338,429
     15,000 Inchcape Plc..........................................        74,715
     11,000 Indian Opportunities Fund.............................       150,700
     49,930 Invesco English and International Trust Plc...........       143,640
     28,000 Land Securities Plc...................................       348,901
     40,000 Legal & General Group Plc.............................       111,128
     66,000 Lloyds TSB Group Plc..................................       913,547
     80,000 Medeva Plc............................................       203,843
     78,666 Meggitt Plc...........................................       196,565
      5,267 N Brown Group Plc.....................................        32,642
     59,500 National Power Plc....................................       403,963
     28,250 National Westminster Bank Plc.........................       638,088
     49,326 Next Plc..............................................       532,336
     93,400 Northern Foods Plc....................................       145,863
     35,500 Nycomed Amersham Plc..................................       218,260
     17,000 P & O Finance BV......................................       244,530
    144,000 Pilkington Plc........................................       216,008
     24,959 PowderJect Pharmaceuticals Plc........................       327,010
     26,000 Powergen Plc..........................................       229,521
     19,750 Prudential Corp. Plc..................................       309,735
     14,600 Railtrack Group Plc...................................       299,052
     44,750 Rank Group............................................       139,405
     19,100 Reckitt & Colman Plc..................................       231,721
     22,550 Rio Tinto Plc.........................................       385,156
    131,000 Rolls-Royce Plc.......................................       465,158
     47,000 Sainsbury (J.) Plc....................................       282,397
     14,200 Scot & Newcastle......................................       132,357
     32,000 Scot & Southern Energy Plc............................       304,056
     65,000 Scotia Holdings Plc...................................       160,280
     24,500 Scottish Power Plc....................................       226,751
     28,550 Securicor Plc.........................................       279,253
    100,000 Shell Transportation & Trading Co. Plc................       766,057
    428,500 Signet Group Plc......................................       369,816
     32,750 Smith (H.W.) Group Plc................................       239,309
     17,193 Smiths Industries Plc.................................       233,457
     21,000 Spirax-Sarco Engineering Plc..........................       160,872
     40,000 Stagecoach Holdings...................................       113,758

   Shares                                                              Value

 COMMON STOCKS - continued
            United Kingdom - continued
     38,075 Standard Chartered Bank..............................   $    533,279
     39,330 Sun Life & Provincial Holdings Plc...................        293,693
     25,187 Tate & Lyle Plc......................................        164,998
    104,400 Tesco Plc............................................        310,209
     57,428 The Throgmorton Trust Plc............................         73,873
     39,500 TI Group Plc.........................................        266,229
     30,000 Tomkins Plc..........................................        101,563
     22,500 Trinity Plc..........................................        208,981
     41,000 Unilever Plc.........................................        380,809
     43,000 United Assurance Group CNV...........................        275,682
     20,947 United Utilities Plc.................................        207,642
     30,622 Wolseley Plc.........................................        208,657
                                                                    ------------
                                                                      24,829,531
                                                                    ------------
            United States - 34.2%
      9,500 Adelphia Communications Corp.........................        518,938
      4,200 Alcoa, Inc...........................................        255,150
      5,000 Allied Riser Communications Corp.....................         90,313
      4,300 Allied Signal, Inc...................................        244,831
      8,300 * AMFM, Inc. (b).....................................        581,000
     31,300 Associates First Capital Corp., Cl. A................      1,142,450
     50,267 AT&T Corp............................................      2,349,982
     20,000 Atlantic Korean Smaller Cy Fund......................        275,000
     23,800 Baker Hughes, Inc....................................        664,913
     48,400 BankAmerica Corp.....................................      3,115,750
     10,600 Bell Atlantic Corp...................................        688,337
     11,900 Bristol-Myers Squibb Co..............................        914,069
      8,700 Cardinal Health, Inc.................................        375,188
     12,000 * CBS Corp. .........................................        585,750
      2,700 Chase Manhattan Corp. ...............................        235,913
     17,400 * Ciena Corp. .......................................        613,350
     22,200 * Cisco Systems, Inc.................................      1,642,800
     35,600 Citigroup, Inc. .....................................      1,926,850
     15,000 Coastal Corp.........................................        631,875
     11,500 Coca Cola Co.........................................        678,500
     22,500 Coca Cola Enterprises, Inc...........................        575,156
     29,100 Columbia / HCA Healthcare Corp.......................        702,037
     19,000 Comcast Corp., Cl. A.................................        800,375
     14,400 Concord EFS, Inc.....................................        389,700
     24,000 Conoco, Inc., Cl. A (b)..............................        658,500
     24,000 * Cox Communications, Inc. Cl. A (b).................      1,090,500
      9,000 Dayton Hudson Corp. .................................        581,625
     21,250 * Dell Computer Corp. ...............................        852,656
     14,700 Donaldson Lufkin & Jenrette, Inc.....................        760,725
     11,000 Dow Chemical Co......................................      1,300,750
      7,064 Eesti Telekom........................................        111,964
     13,000 El Paso Energy Corp..................................        533,000
     15,000 * EMC Corp...........................................      1,095,000
     10,000 Emerson Electric Co..................................        600,625
     16,800 Enron Corp...........................................        670,950
     13,500 EOG Resources, Inc. (b)..............................        280,969

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                                October 31, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
            United States - continued
     12,000 Federal Home Loan Mortgage Corp.......................  $    648,750
     10,300 Federal National Mortgage Assoc.......................       728,725
     19,000 * Federated Department Stores, Inc. (b)...............       811,062
     21,319 Fleet Boston Corp.....................................       930,041
     15,800 Fluor Corp............................................       630,025
     18,500 Ford Motor Co.........................................     1,015,187
      7,000 Fundtech Ltd. ........................................        93,625
      4,000 Gedeon Richter Rt. ...................................       182,517
     18,100 General Electric Co...................................     2,453,681
     13,000 GTE Corp. ............................................       975,000
    110,400 * HEALTHSOUTH Corp. ..................................       634,800
      9,200 Home Depot, Inc.......................................       694,600
     14,500 Intel Corp. ..........................................     1,122,844
      4,000 International Business Machines Corp..................       393,500
     38,400 International Paper Co. ..............................     2,020,800
     14,400 Johnson & Johnson.....................................     1,508,400
     30,000 Kinder Morgan, Inc....................................       603,750
     32,400 * Kroger Co...........................................       674,325
      6,400 LG Electronics........................................        65,920
      6,000 Lilly (Eli) & Co......................................       413,250
     41,700 Lucent Technologies, Inc..............................     2,679,225
     45,000 MBNA Corp.............................................     1,243,125
     18,000 McDonald's Corp. .....................................       742,500
     13,400 * MCI WorldCom, Inc. .................................     1,149,887
     13,800 Mead Corp.............................................       496,800
     34,200 Merck & Co., Inc......................................     2,721,037
      4,000 * Micron Technology, Inc..............................       285,250
     29,200 * Microsoft Corp......................................     2,702,825
     29,800 Molex, Inc............................................       983,400
      3,900 Motorola, Inc. .......................................       380,006
      7,200 Noble Affiliates, Inc.................................       182,250
      7,200 * Oracle Systems Corp.................................       342,450
     17,000 Pepsico, Inc. ........................................       589,688
     33,000 Pfizer, Inc. .........................................     1,303,500
     15,000 Pharmacia & Upjohn, Inc...............................       809,062
      9,600 Phelps Dodge Corp.....................................       541,200
     31,000 Philip Morris Companies, Inc..........................       780,812
     54,000 * Republic Services, Inc..............................       661,500
     10,300 Ritek Corp............................................       137,505
      6,200 SBC Communications, Inc...............................       315,813
     18,900 * Smurfit Container Corp. ............................       408,713
     25,200 * Staples, Inc........................................       559,125
     37,000 Stewart Enterprises, Inc., Cl. A......................       175,750
      9,500 * Sybron International Corp. .........................       226,219

   Shares                                                             Value

 COMMON STOCKS - continued
            United States - continued
      5,000 Synnex Technology International Corp................   $     97,500
     19,000 Texaco, Inc.........................................      1,166,125
     22,900 The Williams Companies, Inc.........................        858,750
     12,800 Tosco Corp..........................................        324,000
      9,000 Travelers Property Casualty Corp., Cl. A............        324,000
      5,000 Triton PCS Holdings, Inc. ..........................        176,250
     17,000 Tyco International Ltd..............................        678,938
     59,200 * United States Foodservice.........................      1,135,900
     11,400 Unocal Corp.........................................        393,300
      8,600 * Vitesse Semiconductor Corp. ......................        394,525
     11,400 Wal-Mart Stores, Inc................................        646,238
     13,200 Warner-Lambert Co. .................................      1,053,525
     16,900 Waste Management, Inc...............................        310,538
     16,600 * Weatherford International, Inc. (b)...............        562,325
     11,800 Wells Fargo Co. ....................................        564,925
      3,600 Yahoo!, Inc. (b)....................................        644,625
     26,000 York International Corp.............................        612,625
                                                                   ------------
                                                                     75,498,024
                                                                   ------------
            Total Common Stocks (cost $201,315,399).............    220,150,757
                                                                   ------------
 PREFERRED STOCKS - 0.6%
            Germany - 0.6%
        475 Porsche AG..........................................      1,297,114
                                                                   ------------
            Total Preferred Stock
             (cost $916,058)....................................      1,297,114
                                                                   ------------
 WARRANTS - 0.1%
            Malaysia - 0.0%
     20,000 * United Engineers Ltd. Berhad, expire 11/22/2002...              0
                                                                   ------------
            Singapore - 0.1%
    300,000 Deutsche Bank AG, expire 3/28/2002..................        230,214
                                                                   ------------
            Total Warrants
             (cost $154,576)....................................        230,214
                                                                   ------------
 RIGHTS - 0.0%
            Brazil - 0.0%
          8 * Companhia Brasileira de Distribuicao Grupo Pao de
             Acucar.............................................              0
                                                                   ------------
            United Kingdom - 0.0%
     80,000 * Burford Holdings Plc..............................              0
                                                                   ------------
            Total Rights
             (cost $0)..........................................              0
                                                                   ------------

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                                October 31, 1999

 Principal
   Amount                                                              Value

 CORPORATE BONDS - 0.4%
            Malaysia - 0.0%
 $   70,000 Telekom Malaysia Berhad
             4.00%, 10/3/2004....................................   $     58,100
                                                                    ------------
            United Kingdom - 0.0%
     30,392 Burmah Castrol Plc
             1.00%, 12/31/2009...................................         49,961
     19,000 Scotia Holdings
             8.50%, 3/26/2002....................................         25,768
                                                                    ------------
                                                                          75,729
                                                                    ------------
            United States - 0.4%
    835,000 Williams Communications
             Group, Inc. 10.875%, 10/1/2009......................        860,050
                                                                    ------------
            Total Corporate Bonds
             (cost $979,585).....................................        993,879
                                                                    ------------

  Principal
   Amount                                                             Value

 SHORT-TERM INVESTMENTS - 9.6%
 $20,253,588 Navigator Prime Portfolio - 9.2% (cost $20,253,588)
              (c)...............................................   $ 20,253,588
                                                                   ------------
     939,244 Repurchase Agreement - 0.4% State Street Bank &
              Trust Co., purchased 10/29/1999,
              5.16%, maturing 11/1/1999,
              maturity value $939,648
              (cost $939,244) (a)...............................        939,244
                                                                   ------------
             Total Short-Term Investments
              (cost $21,192,832)................................     21,192,832
                                                                   ------------

            Total Investments -
             (cost $224,558,450).........................   110.6%  243,864,796
            Other Assets and
             Liabilities - net...........................   (10.6)  (23,398,825)
                                                            -----  ------------
            Net Assets - ................................   100.0% $220,465,971
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at October 31, 1999.
(b)  All or a portion of this security is on loan (See Note 6).
(c)  Represents investment in cash collateral received for securities on loan.
*    Non-income producing security.
144A Security that may be resold to "qualified institutional buyers" under Rule
     144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ADR  American Depository Receipt
GDR  Global Depository Receipt
GDS  Global Depository Shares

At October 31, 1999, the Fund held securities in the following indus-tries:

                                                                   Percent of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Banking........................................... $ 22,605,035        9.3%
Mutual Fund Shares................................   20,253,588        8.3%
Telecommunications................................   19,679,369        8.1%
Financial Services................................   15,513,979        6.4%
Health & Personal Care............................   15,418,489        6.3%
Electrical & Electronics..........................   15,253,437        6.3%
Food & Household Products.........................   13,423,068        5.5%
Chemicals.........................................   12,774,138        5.2%
Energy Sources....................................   11,384,572        4.7%
Technology........................................   10,385,596        4.3%
Forest Products & Paper...........................    8,658,850        3.5%
Multi-Industry....................................    7,030,730        2.9%
Broadcasting & Publishing.........................    6,773,420        2.8%
Transportation....................................    6,068,000        2.5%
Utilities-Electric, Gas & Water...................    5,480,647        2.2%
Beverages & Tobacco...............................    4,796,367        2.0%
Merchandising.....................................    4,736,610        1.9%
Wholesale & International Trade...................    4,679,858        1.9%
Business & Public Services........................    4,143,780        1.7%
Automobiles.......................................    3,974,156        1.6%
Other.............................................   30,831,107       12.6%
                                                   ------------      ------
                                                   $243,864,796      100.0%
                                                   ============      ======

                       See Notes to Financial Statements.

                                   EVERGREEN
                             Perpetual Global Fund
                            Schedule of Investments
                               September 30, 1999


   Shares                                                             Value

 COMMON STOCKS - 97.3%
            Argentina - 0.1%
      1,600 Inversiones y Representaciones SA, GDR..............   $     45,000
     11,120 Perez Companc SA, Cl. B.............................         67,286
      1,600 Telecom Argentina - France Telecom SA, Cl. B, ADR
             (b)................................................         42,700
                                                                   ------------
                                                                        154,986
                                                                   ------------
            Austria - 0.3%
     12,560 Bank Austria AG.....................................        625,552
                                                                   ------------
            Belgium - 0.3%
     20,562 Fortis (B)..........................................        670,315
                                                                   ------------
            Brazil - 0.3%
  3,400,000 Companhia Brasileira de Distribuicao Grupo Pao de
             Acucar.............................................         68,638
      3,400 Companhia Energetica de Minas Gerais, ADR...........         51,373
  3,500,000 Companhia Siderurgica de Tubarao....................         29,395
      3,650 Companhia Vale do Rio Doce, ADR (b).................         76,993
  1,500,000 Eletropaulo Metropolitana-Electricidade de Sao Paulo
             SA.................................................         71,205
      2,800 * Embratel Participacoes SA, ADR (b)................         32,025
  2,700,000 Gerdau SA...........................................         42,254
     90,800 Industrias Klabin de Papel e
             Celulose SA........................................         48,313
    710,000 Petroleo Brasileiro SA..............................        106,296
      4,200 Tele Norte Leste Participacoes SA, ADR (b)..........         65,100
      2,600 Telesp Celular Participacoes SA (b).................         67,925
      2,500 Uniao de Bancos Brasileiros SA,
             GDR (b)............................................         44,219
                                                                   ------------
                                                                        703,736
                                                                   ------------
            Canada - 0.9%
     30,300 Barrick Gold Corp...................................        659,025
     27,500 * Canadian Natural Resources Ltd....................        643,888
     42,700 Placer Dome, Inc....................................        635,162
                                                                   ------------
                                                                      1,938,075
                                                                   ------------
            Chile - 0.1%
      2,400 Banco De A Edward...................................         38,400
      2,350 Chilectra SA, ADR...................................         44,548
      3,600 Embotelladora Andina SA, Ser. A (b).................         62,325
      4,000 Empresa Nacional de Electric, ADR...................         52,000
                                                                   ------------
                                                                        197,273
                                                                   ------------
            Croatia - 0.1%
     27,000 Zagrebacka Banka Ulc Reg S, GDR.....................        211,950
                                                                   ------------
            Czech Republic - 0.0%
      9,924 Komercni Banka AS...................................         84,354
                                                                   ------------
            Denmark - 0.3%
      6,155 Novo Nordisk AS, Ser. B.............................        733,422
                                                                   ------------

   Shares                                                             Value

 COMMON STOCKS - continued
            Finland - 3.0%
     18,000 Hansabank...........................................   $     90,129
     15,332 Huhtamaki Group.....................................        485,118
     10,860 Konecranes Finance Oyj..............................        295,027
     28,770 Metra AB Oyj........................................        551,702
     23,808 Nokia AB Oyj........................................      2,133,099
     99,362 Stora Enso Oyj......................................      1,317,898
     45,320 UPM-Kymmene Oyj.....................................      1,545,013
                                                                   ------------
                                                                      6,417,986
                                                                   ------------
            France - 8.5%
     11,214 Atos SA.............................................      1,438,398
     20,503 * Banque Nationale de Paris.........................      1,637,123
     24,345 Carbone Lorraine SA (b).............................      1,296,797
      7,770 Coflexip SA (b).....................................        726,788
      6,995 Compagnie de Saint Gobain...........................      1,304,121
     12,072 Entrelec Groupe SA..................................        560,735
     23,670 Eramet SLN..........................................      1,313,797
      8,010 Imerys SA...........................................      1,214,310
        840 Isis................................................         61,032
     18,742 Pechiney SA.........................................      1,038,273
     19,116 Schneider SA........................................      1,399,091
      9,370 Societe Nationale Elf Aquitaine SA..................      1,637,101
     15,050 Total Fina SA, Cl. B (b)............................      1,891,954
     98,160 Usinor SA...........................................      1,385,615
     21,713 Vivendi (b).........................................      1,525,551
                                                                   ------------
                                                                     18,430,686
                                                                   ------------
            Germany - 4.6%
      1,860 * AVA Allg Handels der Verbraucher AG...............        752,989
     37,540 BASF AG.............................................      1,599,729
    328,000 Deutsche Bank AG....................................        314,679
     14,890 Dresdner Bank AG....................................        701,147
     97,250 Elexis AG...........................................        500,413
     35,760 * Global TeleSystems Group, Inc. (b)................        705,143
      8,729 Henkel KGaA.........................................        548,667
     67,250 Lufthansa AG........................................      1,230,857
      9,448 Mannesmann AG.......................................      1,509,813
     10,916 Siemens AG..........................................        901,857
     23,920 Veba AG.............................................      1,311,109
                                                                   ------------
                                                                     10,076,403
                                                                   ------------
            Greece - 0.3%
      6,480 Chipita International Plc...........................        203,701
      6,231 Hellenic Telecommunications Organization SA (OTE),
             GDR................................................        145,391
      5,200 Hellas Telecommunications SA (b)....................         98,150
      8,840 Minoan Lines........................................        222,024
                                                                   ------------
                                                                        669,266
                                                                   ------------
            Hong Kong - 3.0%
    608,000 Aeon Credit Service Co. Ltd.........................        270,038
    360,000 Amoy Properties Ltd.................................        324,416
    320,000 Axa China Region Ltd................................        210,098

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                               September 30, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
            Hong Kong - continued
     22,000 Brilliance China Automotive Holdings Ltd. ...........   $    578,875
    169,420 Cable & Wireless Hong Kong Ltd. .....................        369,689
    749,000 Cafe De Coral Holdings...............................        332,662
     40,000 Cheung Kong Holdings Ltd.............................        333,428
    281,000 China Telecom (Hong Kong) Ltd. (b)...................        864,582
     47,553 Dah Sing Financial Group.............................        190,388
    220,000 Henderson Investment Ltd. (b)........................        141,610
    640,000 HKR International Ltd................................        494,348
     91,000 Hutchison Whampoa Ltd................................        843,482
     50,000 Jardine Strategic Holdings Ltd. .....................        102,000
     80,000 Johnson Electric Holdings Ltd. ......................        386,210
    125,293 New World Development Co. Ltd. (b)...................        274,207
  1,550,000 Oriental Press Group.................................        209,519
     90,000 Pacific Century......................................         75,890
    200,000 Shui On Construction & Materials Ltd. ...............        292,232
    800,000 Yanzhou Coal Mining Co. Ltd..........................        308,968
                                                                    ------------
                                                                       6,602,642
                                                                    ------------
            Hungary - 0.1%
      2,390 EGIS Gyogyszergyar RT................................         70,233
      8,890 Pannonplast RT.......................................        145,237
                                                                    ------------
                                                                         215,470
                                                                    ------------
            India - 0.5%
      8,000 BSES Ltd.............................................         96,000
      5,000 Hindalco Industries Ltd., GDR, 144A..................        136,250
      7,500 Larsen & Toubro Ltd., GDR............................        163,125
      7,500 Larsen & Toubro Ltd., GDS............................        163,125
     17,000 Mahanagar Telep Ni, GDR..............................        165,750
     24,000 Mahindra & Mahindra Ltd..............................        216,000
      1,500 Tata Electric Companies, GDR.........................        247,500
                                                                    ------------
                                                                       1,187,750
                                                                    ------------
            Indonesia - 0.7%
  4,800,000 Dankos Labs..........................................        331,134
  1,015,000 PT Astra International Tbk...........................        301,395
  1,436,000 PT Bank Nisp Tbk.....................................        202,435
     36,000 PT Bat Indonesia Tbk.................................         90,702
    200,000 PT HM Sampoerna......................................        354,529
    234,000 PT Indofood Sukses Makmur Tbk........................        222,489
                                                                    ------------
                                                                       1,502,684
                                                                    ------------
            Ireland - 0.8%
     66,480 CRH Plc, London Exchange.............................      1,266,341
     36,580 Irish Life & Permanent Plc...........................        409,102
                                                                    ------------
                                                                       1,675,443
                                                                    ------------
            Israel - 0.1%
     11,503 Elbit Systems Ltd. ..................................        158,256
                                                                    ------------
            Italy - 1.0%
     75,550 Grupo Editoriale L'Espresso..........................      1,408,525
    214,183 Istituto Nationale delle Assicurazioni SpA (b).......        698,230
                                                                    ------------
                                                                       2,106,755
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
            Japan - 13.9%
     70,000 Aoyama Trading Co....................................   $  2,366,975
    360,000 Asahi Glass Co. Ltd. ................................      2,492,087
    170,000 Bank Of Tokyo-Mitsubishi Ltd. .......................      2,610,717
    200,000 Chugai Pharmaceutical Co. Ltd. (b)...................      2,413,939
      9,000 Funai Electric Co. Ltd...............................      3,339,126
    400,000 Furukawa Electric Co. Ltd............................      2,385,761
    160,000 Kokusai Securities Co. Ltd. (b)......................      2,344,433
    320,000 Nippon Express Co. Ltd...............................      2,146,057
    300,000 Oji Paper Co. Ltd....................................      2,107,735
    140,000 Ricoh Co. Ltd. (b)...................................      2,432,724
     59,000 Shin Etsu Chemical Co. Ltd. .........................      2,460,527
    375,000 Sumitomo Trust & Banking Co. Ltd.....................      2,969,286
                                                                    ------------
                                                                      30,069,367
                                                                    ------------
            Korea - 0.5%
          2 Citc Seoul Access Trust..............................         16,250
      5,000 Korea Telecom Corp...................................        185,000
     17,000 Pohang Iron & Steel Ltd., ADR (b)....................        532,312
        542 Samsung Electronics Ltd.,
             GDR, 144A...........................................         43,035
      4,187 Samsung Electronics Ltd.,
             GDS, 144A...........................................        260,641
                                                                    ------------
                                                                       1,037,238
                                                                    ------------
            Malaysia - 0.4%
     84,000 Boustead Holdings Berhad.............................         63,221
     60,000 Nanyang Press Holdings...............................         61,263
     80,000 Resorts World Berhad.................................        183,158
     50,000 Tanjong Plc..........................................        105,263
    100,000 Telekom Malaysia Berhad..............................        259,211
     54,000 UMW Holdings Berhad..................................         85,974
    100,000 * United Engineers Ltd. Berhad.......................        148,684
                                                                    ------------
                                                                         906,774
                                                                    ------------
            Mexico - 0.4%
     30,300 ALFA SA de CV, Ser. A................................        128,044
     10,500 Carso Global Telecom.................................         58,115
      3,360 Cemex SA de CV.......................................         81,060
     54,500 Cifra SA de CV, Ser. V...............................         85,719
      7,400 Grupo Carso SA de CV, ADR (b)........................         61,441
     32,900 Grupo Financiero Banamex AC,
             Ser. O..............................................         59,128
     32,600 Grupo Modelo SA de CV, Ser. C........................         82,554
      2,060 * Grupo Televisa SA, ADR.............................         82,271
      3,590 Telefonos de Mexico SA, ADR (b)......................        255,787
      4,600 Tubos de Acero de Mexico SA..........................         57,015
                                                                    ------------
                                                                         951,134
                                                                    ------------
            Netherlands - 3.4%
     33,060 Akzo Nobel NV........................................      1,401,774
     21,363 DSM NV...............................................        847,775

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                               September 30, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
            Netherlands - continued
   15,390   IHC Caland NV........................................   $    764,041
   37,420   Indigo NV (b)........................................        113,429
   16,956   Philips Electronics NV...............................      1,707,055
   30,325   Vendex International NV..............................        872,282
   47,790   VNU NV...............................................      1,659,766
                                                                    ------------
                                                                       7,366,122
                                                                    ------------
            Norway - 0.4%
   50,020   Petroleum Geo-Services...............................        944,735
                                                                    ------------
            Philippines - 0.1%
   27,200   Benpres Holdings Corp. ..............................         85,000
1,500,000   Filinvest Development Corp. .........................        110,024
                                                                    ------------
                                                                         195,024
                                                                    ------------
            Portugal - 0.6%
   40,677   BPI Society Gestora, Registered Shares...............        831,170
   17,585   Jeronimo Martins SGPS SA.............................        498,329
                                                                    ------------
                                                                       1,329,499
                                                                    ------------
            Singapore - 1.0%
  250,000   Hong Leong Finance...................................        419,364
        1   Overseas Chinese Bank................................              8
   62,810   Overseas Union Bank Ltd..............................        279,114
   29,000 * Singapore Press Holdings Ltd.........................        457,446
   47,000   Singapore Telecom....................................         85,756
  132,000   United Overseas Bank.................................      1,002,237
                                                                    ------------
                                                                       2,243,925
                                                                    ------------
            Spain - 2.6%
   11,167   Acciona SA...........................................        514,059
   20,716 * Baron de Ley SA....--................................        702,923
   36,700   Empresa Nacional de Celulosas SA (b).................        748,733
   95,195   Prosegur, CIA de Seguridad SA........................        836,682
   65,280   Tabacalera, Ser. A...................................      1,236,528
   81,474   Telefonica SA........................................      1,304,578
   29,960   Viscofan Envolturas Celuosicas SA....................        271,940
                                                                    ------------
                                                                       5,615,443
                                                                    ------------
            Sweden - 1.8%
   51,760   Celsius AB, Ser. B...................................        805,134
   58,415   Ericsson LM Telephone, Ser B.........................      1,817,308
    2,952   Kinnevik Investments, Ser. B.........................         52,608
   71,877   Sparbanken Sverige AB, Ser. A........................      1,170,879
                                                                    ------------
                                                                       3,845,929
                                                                    ------------
            Switzerland - 1.3%
    3,404   Geberit International AG.............................        952,866
      911   Nestle SA............................................      1,712,224
      307   Sulzer AG............................................        193,972
                                                                    ------------
                                                                       2,859,062
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
            Taiwan - 0.4%
      5,000 Formosa Growth Fund Ltd..............................   $    107,500
      3,600 Synnex Technology International Corp.................         66,780
      2,000 Taipei Fund..........................................        175,000
     30,000 Taiwan Opportunities Fund LT.........................        336,000
      7,257 Taiwan Semiconductor Manufacturing Co. Ltd. (b)......        214,082
                                                                    ------------
                                                                         899,362
                                                                    ------------
            Thailand - 0.4%
    370,000 Bank Of Ayudhya Public Co. Ltd.......................        108,518
     50,000 BEC World Public Co. Ltd.............................        276,182
     40,000 Electricity Generating Public Co.....................         54,748
    200,000 Siam Commercial Bank.................................        179,641
     64,900 Siam Pulp & Paper....................................        123,725
     41,300 Thai Airways International Plc.......................         55,517
                                                                    ------------
                                                                         798,331
                                                                    ------------
            Turkey - 0.3%
 17,200,000 Akbank Turk Anonim Sirket............................        257,279
     42,000 Haci Omer Sabanci Holdings SA........................        273,000
  4,000,000 Yapi ve Kredi Bankasi AS.............................         54,629
                                                                    ------------
                                                                         584,908
                                                                    ------------
            United Kingdom - 11.8%
     30,650 Abbey National Bank Plc..............................        541,360
     30,000 Allied Domecq........................................        170,865
     44,700 Arcadia Group Plc....................................        124,903
     35,000 Arriva Plc...........................................        204,528
     27,999 Associated British Ports Holdings Plc................        137,806
     12,750 BAA Plc..............................................        128,130
     16,720 Barclays Bank Plc....................................        489,905
     25,571 Bass Plc.............................................        307,485
     22,397 BBA Group Plc........................................        159,637
     42,000 BG Plc...............................................        241,285
     46,333 Blue Circle Industries Plc...........................        278,381
     50,000 Body Shop International Plc..........................         96,297
     19,000 Britannic Assurance Plc..............................        325,895
     58,000 British Aerospace Plc................................        381,895
     49,000 British Airways Plc..................................        274,845
     59,500 British America Tobacco Industries Plc...............        510,282
    225,000 British Biotech......................................        118,519
     45,000 British-Borneo Oil & Gas Plc.........................        125,927
     80,000 Burford Holdings Plc.................................        151,441
     15,833 Burmah Castrol Plc...................................        297,115
     40,000 Carillion Plc........................................         82,186
     20,000 Celltech Plc.........................................        150,453
     34,000 Chelsfield Plc.......................................        203,161
     90,000 Coats Viyella Plc....................................         81,734
     39,000 Cookson Group Plc....................................        131,606
     32,400 D.F.S. Furniture Co. Plc.............................        154,134
     44,000 Debenhams Retail Plc.................................        231,771
     31,000 Diageo Plc...........................................        316,380

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                               September 30, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
            United Kingdom - continued
     15,500 Dixons Group Plc......................................  $    277,853
     34,564 * Elan Corp. Plc, ADR (b).............................     1,160,054
     27,800 EMAP Plc..............................................       384,397
     37,000 Enterprise Oil Plc....................................       252,149
     89,300 Fairview Holdings Plc.................................       207,265
     64,000 First Choice Holidays Plc.............................       148,544
     18,000 Frogmore Estates Plc..................................       140,741
     40,000 Gallaher Group Plc....................................       276,545
     14,800 Garban Plc............................................        50,186
     24,500 Granada Group Plc.....................................       210,923
     22,000 Great University Stores Plc...........................       166,766
     35,000 Greenalls Group Plc...................................       181,770
     40,000 Halma Plc.............................................        75,721
     66,412 Hilton Group Plc......................................       231,487
     10,000 Housing & Commercial Bank.............................       191,250
     55,701 HSBC Holdings Plc (Hong Kong exchange) (b)............       636,405
     36,750 Iceland Group Plc.....................................       176,945
     36,000 III Group Plc.........................................       450,965
     34,000 Imperial Chemical Industries Plc......................       374,142
     15,000 Inchcape Plc..........................................        81,729
     11,000 Indian Opportunities Fund.............................       154,000
     49,930 Invesco English and International Trust Plc...........       137,257
     28,000 Land Securities Plc...................................       380,710
     40,000 Legal & General Group Plc.............................       113,252
     66,000 Lloyds TSB Group Plc..................................       807,214
     80,000 Medeva Plc............................................       179,096
     78,666 Meggitt Plc...........................................       234,380
     59,500 National Power Plc....................................       463,270
     28,250 National Westminster Bank Plc.........................       658,007
     49,326 Next Plc..............................................       496,104
     93,400 Northern Foods Plc....................................       162,970
     35,500 Nycomed Amersham Plc..................................       220,306
     17,000 P & O Finance BV......................................       256,890
    144,000 Pilkington Plc........................................       241,779
     24,959 PowderJect Pharmaceuticals Plc........................       304,029
     26,000 Powergen Plc..........................................       265,351
     19,750 Prudential Corp. Plc..................................       303,973
     30,000 Punch Taverns Finance Plc.............................       119,855
     14,600 Railtrack Group Plc...................................       308,104
     44,750 Rank Group............................................       158,375
     19,100 Reckitt & Colman Plc..................................       237,061
     22,550 Rio Tinto Plc.........................................       391,611
    106,000 Rolls-Royce Plc.......................................       366,858
     47,000 Sainsbury (J.) Plc....................................       293,220
     14,200 Scot & Newcastle......................................       140,481
     32,000 Scot & Southern Energy Plc............................       300,775
     65,000 Scotia Holdings Plc...................................       175,474
     24,500 Scottish Power Plc....................................       222,215
     28,550 Securicor Plc.........................................       280,567
    100,000 Shell Transportation & Trading Co. Plc................       744,037

   Shares                                                              Value

 COMMON STOCKS - continued
            United Kingdom - continued
    428,500 Signet Group Plc.....................................   $    350,913
     32,750 Smith (H.W.) Group Plc...............................        277,635
     17,193 Smiths Industries Plc................................        242,826
     21,000 Spirax-Sarco Engineering Plc.........................        181,482
     38,075 Standard Chartered Bank..............................        548,408
     39,330 Sun Life & Provincial Holdings Plc...................        307,520
     25,187 Tate & Lyle Plc......................................        154,958
     48,500 Telewest Communications Plc..........................        176,437
    104,400 Tesco Plc............................................        326,520
     57,428 The Throgmorton Trust Plc............................         77,989
     39,500 TI Group Plc.........................................        289,343
     30,000 Tomkins Plc..........................................        125,433
     22,500 Trinity Plc..........................................        206,297
     31,000 Unilever Plc.........................................        291,376
     43,000 United Assurance Group CNV...........................        277,466
     20,947 United Utilities Plc.................................        228,608
     30,622 Wolseley Plc.........................................        212,213
                                                                    ------------
                                                                      25,486,408
                                                                    ------------
            United States - 33.0%
      9,500 Adelphia Communications Corp. (b) .                          558,719
      4,200 Alcoa, Inc...........................................        260,663
      4,300 Allied Signal, Inc...................................        257,731
     13,300 * AMFM, Inc. (b).....................................        809,638
     10,100 Associates First Capital Corp., Cl. A................        363,600
     25,967 AT&T Corp............................................      1,129,564
     20,000 Atlantic Korean Smaller Cy Fund......................        275,000
     14,500 Avon Products, Inc. .................................        359,781
     23,800 Baker Hughes, Inc....................................        690,200
     26,400 BankAmerica Corp.....................................      1,470,150
     18,000 BankBoston Corp......................................        780,750
     42,200 Bell Atlantic Corp...................................      2,840,587
     11,900 Bristol-Myers Squibb Co..............................        803,250
      8,700 Cardinal Health, Inc.................................        474,150
     12,000 * CBS Corp...........................................        555,000
      2,700 Chase Manhattan Corp.................................        203,513
     17,400 * Ciena Corp. .......................................        635,100
     22,200 * Cisco Systems, Inc.................................      1,522,087
     35,600 Citigroup, Inc.......................................      1,566,400
     25,000 Coastal Corp.........................................      1,023,437
     22,500 Coca Cola Enterprises, Inc. (b)......................        507,656
     29,100 Columbia / HCA Healthcare Corp.......................        616,556
     19,000 Comcast Corp., Cl. A.................................        757,625
     14,400 Concord EFS, Inc.....................................        297,000
     24,000 Conoco, Inc., Cl. A (b)..............................        666,000
     24,000 * Cox Communications, Inc., Cl. A....................      1,002,000
     15,000 Dayton Hudson Corp. .................................        900,938
     62,500 * Dell Computer Corp. ...............................      2,613,281
      7,064 Eesti Telekom........................................        118,322
     20,000 El Paso Energy Corp. ................................        796,250
     15,000 * EMC Corp...........................................      1,071,562
     10,000 Emerson Electric Co..................................        631,875

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                               September 30, 1999


   Shares                                                              Value

 COMMON STOCKS - continued
            United States - continued
     16,800 Enron Corp............................................  $    693,000
     13,500 EOG Resources, Inc. (b)...............................       286,875
     10,300 Federal National Mortgage Assoc. .....................       645,681
     19,000 * Federated Department Stores,
             Inc. (b).............................................       830,063
     15,800 Fluor Corp............................................       635,950
     23,000 Ford Motor Co.........................................     1,154,312
      6,900 * Gateway, Inc. ......................................       306,619
      2,000 Gedeon Richter Rt.....................................        82,500
     24,100 General Electric Co...................................     2,857,356
     13,000 GTE Corp..............................................       999,375
    110,400 * HEALTHSOUTH Corp....................................       669,300
      5,900 Hewlett-Packard Co. ..................................       542,800
     14,800 Home Depot, Inc.......................................     1,015,650
     14,500 Intel Corp............................................     1,077,531
      4,000 International Business Machines Corp..................       485,500
     58,400 International Paper Co. ..............................     2,806,850
      7,200 Johnson & Johnson.....................................       661,500
     30,000 KN Energy, Inc........................................       673,125
     32,400 * Kroger Co...........................................       714,825
      6,400 LG Electronics........................................        66,560
      6,000 Lilly (Eli) & Co......................................       384,000
     37,700 Lucent Technologies, Inc..............................     2,445,787
     22,600 * Magnetek, Inc. .....................................       201,988
     18,000 McDonald's Corp. .....................................       774,000
     13,400 * MCI WorldCom, Inc. .................................       963,125
      8,000 McKesson HBOC, Inc....................................       232,000
     17,800 Mead Corp.............................................       611,875
     34,200 Merck & Co., Inc......................................     2,216,587
      4,000 * Micron Technology, Inc..............................       266,250
     29,200 * Microsoft Corp......................................     2,644,425
     29,800 Molex, Inc............................................       964,775
      3,900 Motorola, Inc. .......................................       343,200
      7,200 Noble Affiliates, Inc.................................       208,800
      7,200 * Oracle Systems Corp.................................       327,600
     34,000 Pepsico, Inc. ........................................     1,028,500
     15,000 Pharmacia & Upjohn, Inc...............................       744,375
      9,600 Phelps Dodge Corp. (b)................................       528,600
     48,000 Philip Morris Companies, Inc..........................     1,641,000
      2,000 RADWARE Ltd...........................................        55,000
     34,000 * Republic Services, Inc..............................       369,750
      6,200 SBC Communications, Inc...............................       316,588
     18,900 * Smurfit Container Corp..............................       408,713
     25,200 * Staples, Inc........................................       549,675
     37,000 Stewart Enterprises, Inc., Cl. A......................       224,313
     15,000 * Sybron International Corp...........................       403,125
      3,700 Symantec Corp. .......................................       133,084
      5,000 Synnex Technology International Corp..................        92,500
     19,000 Texaco, Inc...........................................     1,199,375
     12,800 Tosco Corp. (b).......................................       323,200
      9,000 Travelers Property Casualty Corp., Cl. A..............       265,500

   Shares                                                             Value

 COMMON STOCKS - continued
            United States - continued
     18,000 * Tricon Global Restaurants, Inc. ..................   $    736,875
     10,000 Tyco International Ltd..............................      1,032,500
     12,000 * Unisys Corp. .....................................        541,500
     59,200 * United States Foodservice.........................      1,065,600
     11,400 Unocal Corp.........................................        422,513
     11,400 Wal-Mart Stores, Inc................................        542,213
      6,600 Warner-Lambert Co...................................        438,075
     16,900 Waste Management, Inc...............................        325,325
     16,600 * Weatherford International, Inc. ..................        531,200
     11,800 Wells Fargo Co. ....................................        467,575
     26,000 York International Corp.............................        934,375
                                                                   ------------
                                                                     71,669,218
                                                                   ------------
            Total Common Stocks
             (cost $197,517,724)................................    211,165,483
                                                                   ------------
 PREFERRED STOCKS - 0.7%
            Brazil - 0.0%
  9,000,000 Banco Bradesco SA...................................         42,817
                                                                   ------------
            Channel Islands - 0.1%
      5,300 Telesp Participacpoes SA, ADR (b)...................         83,475
                                                                   ------------
            Germany - 0.6%
        475 Porsche AG..........................................      1,295,465
                                                                   ------------
            Total Preferred Stocks
             (cost $1,065,936)..................................      1,421,757
                                                                   ------------
 WARRANTS - 0.1%
            France - 0.0%
      5,713 * Banque Nationale de Paris, expire 7/15/2002.......         47,473
                                                                   ------------
            Singapore - 0.1%
    300,000 * Deutsche Bank AG, expire 3/28/2002................        215,421
                                                                   ------------
            Total Warrants
             (cost $154,575)....................................        262,894
                                                                   ------------
 RIGHTS - 0.0%
            Brazil - 0.0%
    575,568 * Companhia Brasileira de Distribuicao Grupo Pao de
             Acucar (cost $0)...................................              0
                                                                   ------------
 Principal
   Amount                                                             Value
 CORPORATE BONDS - 0.1%
            Malaysia - 0.0%
 $   70,000 Telekom Malaysia Berhad
             4.00%, 10/3/2004...................................         58,100
                                                                   ------------
            United Kingdom - 0.1%
     30,392 Burmah Castrol Plc
             1.00%, 12/31/2009..................................         50,028
     19,000 Scotia Holdings
             8.50%, 3/26/2002...................................         25,177
                                                                   ------------
                                                                         75,205
                                                                   ------------
            Total Corporate Bonds
             (cost $150,865)....................................        133,305
                                                                   ------------

                                   EVERGREEN
                             Perpetual Global Fund
                      Schedule of Investments (continued)
                               September 30, 1999

  Principal
   Amount                                                             Value
 SHORT-TERM INVESTMENTS - 9.4%
 $17,425,612 Navigator Prime Portfolio - 8.0%
              (cost $17,425,612)(c).............................   $ 17,425,612
             Repurchase Agreement - 1.4%
   3,006,232 State Street Bank & Trust Co., purchased 9/30/1999,
              5.28%, maturing 10/1/1999, maturity value
              $3,006,673 (cost $3,006,232)(a)...................      3,006,232
                                                                   ------------
             Total Short-Term Investments
              (cost $20,431,844)................................     20,431,844
                                                                   ------------

            Total Investments -
             (cost $219,320,944).........................   107.6%  233,415,283
            Other Assets and
             Liabilities - net...........................    (7.6)  (16,478,171)
                                                            -----  ------------
            Net Assets...................................   100.0% $216,937,112
                                                            =====  ============

(a) The repurchase agreement is fully collateralized by the U.S. government and/or agency obligations based on market prices plus accrued interest at September 30, 1999.
(b)  All or a portion of this security is on loan (See Note 6).
(c)  Represents investment in cash collateral received for securities on loan.
*    Non-income producing security.
144A Security that may be resold to "qualified institutional buyers" under Rule
     144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations
ADR  American Depository Receipt
GDR  Global Depository Receipt

At September 30, 1999, the Fund held securities in the following industries:

                                                                   Percent of
                                                   Market Value Portfolio Assets
--------------------------------------------------------------------------------
Banking........................................... $ 20,572,840        8.8%
Telecommunications................................   20,502,576        8.8%
Mutual Fund Shares................................   17,425,612        7.5%
Electrical & Electronics..........................   15,995,129        6.9%
Food & Household Products.........................   15,299,564        6.6%
Energy Sources....................................   12,897,762        5.5%
Health & Personal Care............................   11,470,298        4.9%
Financial Services................................   10,922,575        4.7%
Chemicals.........................................   10,138,933        4.3%
Technology........................................    9,958,183        4.3%
Forest Products & Paper...........................    9,718,854        4.2%
Broadcasting & Publishing.........................    6,644,561        2.8%
Multi-Industry....................................    6,009,785        2.6%
Merchandising.....................................    5,508,204        2.4%
Transportation....................................    5,471,911        2.3%
Wholesale & International Trade...................    5,003,219        2.1%
Beverages & Tobacco...............................    4,879,110        2.1%
Utilities-Electric, Gas & Water...................    4,535,257        1.9%
Building Materials & Components...................    4,145,312        1.8%
Business & Public Services........................    4,077,911        1.7%
Automobiles.......................................    3,912,905        1.7%
Machinery & Engineering...........................    3,889,165        1.7%
Other.............................................   24,435,617       10.4%
                                                   ------------      ------
                                                   $233,415,283      100.0%
                                                   ============      ======

                                   EVERGREEN
                            Perpetual Global Fund
                 (formerly Mentor Perpetual Global Portfolio)
                      Statements of Assets and Liabilities

                                                      October 31,  September 30,
                                                          1999         1999
--------------------------------------------------------------------------------
Assets
 Identified cost of securities......................  $224,558,450 $219,320,944
 Net unrealized gains or losses on securities.......    19,306,346   14,094,339
--------------------------------------------------------------------------------
 Market value of securities.........................   243,864,796  233,415,283
 Cash...............................................             0        3,315
 Foreign currency, at value (cost $123,971 and
  $2,314,634, respectively).........................       123,963    2,260,874
 Receivable for securities sold.....................     4,747,173    2,211,094
 Receivable for Fund shares sold....................       387,169      497,711
 Dividends and interest receivable..................       390,336      523,299
 Prepaid expenses and other assets..................        65,251       11,975
--------------------------------------------------------------------------------
 Total assets.......................................   249,578,688  238,923,551
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased...................     3,787,722    3,892,602
 Payable for Fund shares redeemed...................     4,502,392      511,645
 Payable for securities on loan.....................    20,253,588   17,425,612
 Advisory fee payable...............................       191,109            0
 Distribution Plan expenses payable.................       127,124            0
 Accrued expenses and other liabilities.............       250,782      156,580
--------------------------------------------------------------------------------
 Total liabilities..................................    29,112,717   21,986,439
--------------------------------------------------------------------------------
Net assets..........................................  $220,465,971 $216,937,112
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital....................................  $170,619,983 $174,285,894
 Undistributed net investment income................             0            0
 Accumulated net realized gains or losses on
  securities and foreign currency related
  transactions......................................    30,529,013   28,560,938
 Net unrealized gains or losses on securities and
  foreign currency related transactions.............    19,316,975   14,090,280
--------------------------------------------------------------------------------
Total net assets....................................  $220,465,971 $216,937,112
--------------------------------------------------------------------------------
Net assets consists of
 Class A............................................  $ 86,341,098 $ 88,743,323
 Class B............................................     1,048,363           --
 Class C............................................   133,075,119  128,192,443
 Class Y............................................         1,391        1,346
--------------------------------------------------------------------------------
Total net assets....................................  $220,465,971 $216,937,112
--------------------------------------------------------------------------------
Shares outstanding
 Class A............................................     3,618,136    3,842,761
 Class B............................................        43,920           --
 Class C............................................     5,860,895    5,830,495
 Class Y............................................            58           58
--------------------------------------------------------------------------------
Net asset value per share
 Class A............................................  $      23.86 $      23.09
--------------------------------------------------------------------------------
 Class A--Offering price (based on sales charge of
  4.75% and 5.75%, respectively)....................  $      25.05 $      24.50
--------------------------------------------------------------------------------
 Class B............................................  $      23.87           --
--------------------------------------------------------------------------------
 Class C............................................  $      22.71 $      21.99
--------------------------------------------------------------------------------
 Class Y............................................  $      23.99 $      23.21
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                   EVERGREEN
                             Perpetual Global Fund
                            Statements of Operations

                                              One-Month
                                             Period Ended         Year Ended
                                         October 31, 1999 (a) September 30, 1999
--------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding
  taxes of $15,483 and $365,642,
  respectively)........................       $  108,804         $ 3,490,181
 Interest..............................           14,583             369,186
--------------------------------------------------------------------------------
Total investment income................          123,387           3,859,367
--------------------------------------------------------------------------------
Expenses
 Advisory fee..........................          191,652           2,082,585
 Distribution Plan expenses............          128,720           1,396,415
 Administrative services fees..........           27,795             255,756
 Transfer agent fee....................           33,704             315,561
 Trustees' fees and expenses...........              345               3,791
 Custodian fee.........................           24,579             264,914
 Organization expenses.................                0               5,424
 Other.................................           76,270             246,627
--------------------------------------------------------------------------------
 Total expenses........................          483,065           4,571,073
 Less: Fee credits.....................             (552)                  0
--------------------------------------------------------------------------------
 Net expenses..........................          482,513           4,571,073
--------------------------------------------------------------------------------
 Net investment loss...................         (359,126)           (711,706)
--------------------------------------------------------------------------------
Net realized and unrealized gains or
 losses on securities and foreign
 currency related transactions
 Net realized gains or losses on:
 Securities............................        2,421,010          30,856,088
 Foreign currency related
  transactions.........................          (93,809)           (829,048)
--------------------------------------------------------------------------------
 Net realized gains on securities and
  foreign currency related
  transactions.........................        2,327,201          30,027,040
--------------------------------------------------------------------------------
 Net change in unrealized gains on
  securities and foreign currency
  related transactions.................        5,226,695          22,354,768
--------------------------------------------------------------------------------
 Net realized and unrealized gains on
  securities and foreign currency
  related transactions.................        7,553,896          52,381,808
--------------------------------------------------------------------------------
 Net increase in net assets resulting
  from operations......................       $7,194,770         $51,670,102
--------------------------------------------------------------------------------

(a) The Fund changed its fiscal year end from September 30 to October 31, ef-fective October 31, 1999.

                       See Notes to Financial Statements.

                                   EVERGREEN
                             Perpetual Global Fund
                      Statements of Changes in Net Assets


                                    One-Month        Year Ended September 30,
                                   Period Ended     ---------------------------
                               October 31, 1999 (a)     1999           1998
--------------------------------------------------------------------------------
Operations
 Net investment loss.........      $   (359,126)    $    (711,706) $   (757,843)
 Net realized gains on
  securities and foreign
  currency related
  transactions...............         2,327,201        30,027,040    14,799,387
 Net change in unrealized
  gains or losses on
  securities and foreign
  currency related
  transactions...............         5,226,695        22,354,768   (25,459,714)
--------------------------------------------------------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations.................         7,194,770        51,670,102   (11,418,170)
--------------------------------------------------------------------------------
Distributions to shareholders
 from
 Net realized gains
 Class A.....................                 0        (4,794,385)   (2,382,830)
 Class C (b).................                 0        (8,456,186)   (4,553,653)
 Class Y.....................                 0               (85)           (8)
--------------------------------------------------------------------------------
 Total distributions to
  shareholders...............                 0       (13,250,656)   (6,936,491)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold...        13,477,514       122,357,893    78,893,773
 Payment for shares
  redeemed...................       (17,143,425)     (114,784,615)  (44,567,723)
 Net asset value of shares
  issued in reinvestment of
  distributions..............                 0        12,654,681     6,732,722
--------------------------------------------------------------------------------
 Net increase (decrease) in
  net assets resulting from
  capital share
  transactions...............        (3,665,911)       20,227,959    41,058,772
--------------------------------------------------------------------------------
  Total increase in net
   assets....................         3,528,859        58,647,405    22,704,111
Net assets
 Beginning of period.........       216,937,112       158,289,707   135,585,596
--------------------------------------------------------------------------------
 End of period...............      $220,465,971     $ 216,937,112  $158,289,707
--------------------------------------------------------------------------------
Undistributed net investment
 income......................      $          0     $           0  $      3,616
--------------------------------------------------------------------------------

(a) The Fund changed its fiscal year end from September 30 to October 31, ef-fective October 31, 1999.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual Global Portfo-lio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respec-tively, of Evergreen Perpetual Global Fund. Class B shares of Mentor Per-petual Global Portfolio were redesignated as Class C shares of Evergreen Perpetual Global Fund.

                       See Notes to Financial Statements.

                                   EVERGREEN
                             Perpetual Global Fund
                  (formerly Mentor Perpetual Global Portfolio)
                         Notes to Financial Statements


1. ORGANIZATION

The Evergreen Perpetual Global Fund (the "Fund") (formerly Mentor Perpetual Global Portfolio), is a diversified series of Evergreen International Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Invest-ment Company Act of 1940, as amended (the "1940 Act"). Prior to October 18, 1999, the Fund was a diversified series of Mentor Funds, a Massachusetts busi-ness trust, organized on January 20, 1992 as an open-end management investment company and registered under the 1940 Act.

Effective October 18, 1999, the Fund began offering Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B shares are sold subject to a contingent deferred sales charge that is payable upon re-demption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 follow the conversion rights at the time the shares were purchased. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institu-tional investors or Class Y shareholders of record of certain other funds man-aged by First Union and its affiliates as of December 30, 1994.

As a result of the conversion of Mentor Perpetual Global Portfolio on October 18, 1999 into the Trust, the shareholders of Class A, Class B and Class Y of the Mentor Perpetual Global Portfolio became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of the Fund. Holders of Class C shares received in the conversion are subject to the schedule of contingent deferred sales charges applicable to Class B shares of Mentor Perpetual Global Portfolio. In addition, effective October 18, 1999, the Fund added a new class of shares designated as Class B.

Prior to October 18, 1999, Class A shares were sold with a maximum front-end sales charge of 5.75% payable at the time of purchase.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on an established exchange or included on the Nasdaq National Market System ("NMS") are valued on the basis of the last sales price on the exchange where the security is primarily traded. Securities traded in the over-the-counter market are valued on the basis of the last sales price. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available, including restricted securities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Mutual fund shares are valued at the net asset value of each mutual fund.

B. Repurchase Agreements
The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency
The books and records of the Fund are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investment securities, other assets and liabilities at the daily rate of exchange; purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates are a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gains or losses on foreign currency related transac-tions include: foreign currency gains or losses between trade date and settle-ment date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is in-cluded in realized gains or losses on securities.

D. Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains or losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

E. Securities Lending
In order to generate income and to offset expenses, the Fund may lend portfolio securities to brokers, dealers and other financial organizations. The Fund's investment advisor will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be col-lateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current mar-ket value of the loaned securities, including accrued interest. The Fund moni-tors the adequacy of the collateral daily and will require the borrower to pro-vide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. The Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect the Fund and its investors. The Fund may pay fees in connection with such loans.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

G. Federal Taxes
The Fund has qualified and intends to continue to qualify as a regulated in-vestment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net capital gains, if any, to its shareholders. The Fund also intends to avoid any excise tax liability by making the required distribu-tions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains.

H. Distributions
Distributions from net investment income and/or net realized capital gains for the Fund, if any, are declared and paid at least once during each 12-month pe-riod. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to differing treatment for net operat-ing losses, certain realized losses on securities re-purchased, net realized foreign currency gains or losses and unrealized depreciation on passive foreign investment companies.

I. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

J. Organization Expenses
Organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are re-deemed by any holder during the five-year amortization period, redemption pro-ceeds will be reduced by any unamortized organization expenses in the same pro-portion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. As of October 31, 1999, all organization costs have been fully amortized.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Mentor Perpetual Advisors, LLC ("Mentor Perpetual") serves as the investment advisor to the Fund. Mentor Perpetual, a wholly owned, indirect subsidiary of First Union, is owned equally by Mentor Investment Advisors, LLC and Perpetual PLC, a diversified financial services holding company. Mentor Perpetual is paid a fee that is computed daily and paid monthly at an annual rate of 1.10% on the first $75 million of the Fund's average daily net assets and 1.00% of its aver-age daily net assets in excess of $75 million.

The investment advisor may from time to time voluntarily waive some or its en-tire investment advisory fee and may terminate any such voluntary waiver at any time at its sole discretion.

Evergreen Investment Services, Inc. ("EIS"), a subsidiary of First Union, serves as the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. EIS is entitled to a fee of 0.15% based on the average daily net assets of the Fund. Prior to June 14, 1999, Mentor Investment Group LLC ("Mentor") provided administrative personnel and services to the Fund at the same rate indicated above. Prior to April 1, 1999, the fees paid to Mentor for administrative services for the Fund was 0.10% of the Fund's average daily net assets.

For the one-month period ended October 31, 1999 and the year ended September 30, 1999, respectively, the Fund paid or accrued to EIS and Mentor, the follow-ing amounts for administrative services:

                                                   EIS    Mentor
                                              -----------------
          October 31, 1999...................... $27,795 $      0
          September 30, 1999....................  93,826  161,930

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Fund. Prior to September 13, 1999, Boston Financial Data Services,

Inc. ("BFDS") served as the Fund's transfer and disbursing agent. For the one-month period ended October 31, 1999, the Fund paid or accrued $33,704 to ESC. For the year ended September 30, 1999, the Fund paid or accrued $33,831 to ESC and $281,730 to BFDS, respectively.

4. DISTRIBUTION AGREEMENT

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of The BISYS Group, Inc., serves as principal underwriter to the Fund. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribution Plans, Class A shares incur distribution fees equal to 0.25% of the average daily net assets of the class, all of which is used to pay for shareholder service fees. Class B shares and Class C shares incur distribution fees equal to 1.00% of the average daily net assets of each class. Of this amount, 0.25% of the distribution fees incurred is used to pay for shareholder service fees and 0.75% is used to pay for distribution-related costs. Distribution Plan expenses are calculated daily and paid at least quarterly.

The Distribution Plan and Service Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

During the one month period ended October 31, 1999, amounts paid or accrued to EDI pursuant to the Fund's Class A, Class B and Class C Distribution Plans were $1,434, $11 and $8,425, respectively.

Prior to October 18, 1999, Mentor Distributors, LLC ("Mentor Distributors") served as principal underwriter to the Mentor Perpetual Global Portfolio. Men-tor Distributors is a wholly owned subsidiary of BISYS Fund Services, Inc. The Fund had adopted a Distribution Plan under Rule 12b-1 of the 1940 Act for its Class B shares. To compensate Mentor Distributors for the services it provided and for the expenses it incurred, Class B shares of the Mentor Perpetual Global Portfolio paid a distribution fee of 0.75%, which was accrued daily and paid monthly.

Prior to October 18, 1999, the Mentor Perpetual Global Portfolio had also adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distribu-tors with respect to its Class A and Class B shares. Under the Service Plan, financial institutions entered into shareholder service agreements with the Mentor Perpetual Global Portfolio to provide administrative support services to their customers who from time to time might have been owners of record or bene-ficial owners of Class A or Class B shares of one or more Funds. In return for providing these support services, a financial institution might have received payments from one or more Funds at an annual rate of 0.25% of the average daily net assets of the Class A or Class B shares of the Mentor Perpetual Global Portfolio beneficially owned by the financial institution's customers for whom it was a holder of record or with whom it had a servicing relationship.

During the one-month period ended October 31, 1999 and the year ended September 30, 1999, amounts paid or accrued to Mentor Distributors pursuant to the Fund's Class A and Class C (former Class B) Distribution and Service Plans were as follows:

                                              Class A   Class C
                                            -------------------
         October 31, 1999.................... $ 17,425 $  101,425
         September 30, 1999..................  203,547 $1,192,868

5. CAPITAL SHARE TRANSACTIONS

The Fund has an authorized unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Fund are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Fund were as follows:

                                                                Year Ended September 30,
                              One Month Ended        --------------------------------------------------
                         October 31, 1999 (a) (b)             1999                      1998
                         --------------------------  ------------------------  ------------------------
                           Shares        Amount        Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------------------------------
Class A
Shares sold.............    314,307  $   10,270,258   4,607,081  $ 98,857,851   2,057,945  $ 42,154,809
Shares redeemed.........   (538,932)    (15,634,634) (4,131,024)  (89,908,934) (1,275,534)  (25,637,616)
Shares issued in
 reinvestment of
 distributions..........          0               0     247,789     4,601,451     113,726     2,255,270
--------------------------------------------------------------------------------------------------------
Net increase............   (224,625)     (5,364,376)    723,846    13,550,368     896,137    18,772,463
--------------------------------------------------------------------------------------------------------
Class B (c)
Shares sold.............     43,920       1,030,263           0             0           0             0
--------------------------------------------------------------------------------------------------------
Net increase............     43,920       1,030,263           0             0           0             0
--------------------------------------------------------------------------------------------------------
Class C
Shares sold.............     98,302       2,176,993   1,142,468    23,500,042   1,821,588    36,737,964
Shares redeemed.........    (67,902)     (1,508,791) (1,216,923)  (24,875,681)   (983,971)  (18,930,107)
Shares issued in
 reinvestment of
 distributions..........          0               0     452,424     8,053,145     232,932     4,477,444
--------------------------------------------------------------------------------------------------------
Net increase............     30,400         668,202     377,969     6,677,506   1,070,549    22,285,301
--------------------------------------------------------------------------------------------------------
Class Y (d)
Shares sold.............          0               0           0             0          53         1,000
Shares issued in
 reinvestment of
 distributions..........          0               0           5            85                         8
--------------------------------------------------------------------------------------------------------
Net increase............          0               0           5            85          53         1,008
--------------------------------------------------------------------------------------------------------
Net increase............             $   (3,665,911)             $ 20,227,959              $ 41,058,772
--------------------------------------------------------------------------------------------------------

(a) For the one month ended October 31, 1999. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 1999.
(b) Effective October 18, 1999, shareholders of Mentor Perpetual Global Portfo-lio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respec-tively, of Evergreen Perpetual Global Fund. Class B shares of Mentor Per-petual Global Portfolio were redesignated as Class C shares of Evergreen Perpetual Global Fund.
(c) For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.
(d) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the one-month period ended October 31, 1999 and the year ended September 30, 1999:

                                         Cost of    Proceeds from
                                        Purchases       Sales
                                       --------------------------
         October 31, 1999............. $ 31,158,203 $ 29,102,686
         September 30, 1999...........  303,116,535  282,210,933

On October 31, 1999 and September 30, 1999, the composition of unrealized ap-preciation and depreciation on securities based on the aggregate cost of secu-rities for federal income tax purposes were as follows:

                                                                       Net
                                           Gross        Gross       Unrealized
                                         Unrealized   Unrealized   Appreciation
                             Tax Cost   Appreciation Depreciation (Depreciation)
                           -----------------------------------------------------
     October 31, 1999....  $225,748,240 $32,682,675  $14,566,119   $18,116,556
     September 30, 1999..   220,093,369  28,725,878   15,403,964    13,321,914

The Fund loaned securities during the one-month period ended October 31, 1999 and the year ended September 30, 1999, to certain brokers who paid the Fund a negotiated lender's fee. These fees are included in interest income. At October 31, 1999 and September 30, 1999, the value of securities on loan and the value of collateral amounted to as follows:

                                        Value of       Value of
                                   securities on loan collateral
                                   ------------------------------
         October 31, 1999.........    $19,431,123     $20,253,588
         September 30, 1999.......     16,664,793      17,425,612

7. EXPENSE OFFSET ARRANGEMENTS

The Fund has entered into expense offset arrangements with its custodian on June 14, 1999 and with ESC on September 13, 1999 whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's related expenses. The assets deposited with ESC and the custodian under these expense-offset arrangements could have been invested in income-producing as-sets. The amount of fee credits received by the Fund and the impact on the Fund's expense ratios represented as a percentage of its average net assets were as follows:

                                            Total
                                         Fee Credits % of Average
                                          Received    Net Assets
                                          -----------------------
         October 31, 1999...............    $552        0.00%
         September 30, 1999.............       0        0.00%

8. FINANCING AGREEMENT

On August 6, 1999, the Fund became party to a credit agreement between Ever-green Funds and a group of banks (the "Lenders"). Under this agreement, effec-tive for all other Evergreen Funds on July 27, 1999, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 bil-lion. The credit facility is allocated, under the terms of the financing agree-ment, among the Lenders. The credit facility is accessed by the Funds for tem-porary or emergency purposes to fund the redemption of their shares or as gen-eral working capital as permitted by the Fund's borrowing restrictions. Borrowings under this facility are assessed interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31,
2000). A commitment fee of 0.10% per annum is incurred on the average daily un-used portion of the revolving credit commitment. The commitment fee is allo-cated to all Funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street Bank and Trust Company ("State Street") serves as paying agent for the Funds, and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

                          Independent Auditors' Report

The Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statements of assets and liabilities of Ever-green Perpetual Global Fund ("formerly Mentor Perpetual Global Portfolio"), a portfolio of the Evergreen International Trust, including the schedules of in-vestments, as of October 31, 1999 and September 30, 1999 and the related state-ments of operations for the one-month period ended October 31, 1999 and the year ended September 30, 1999, the statements of changes in net assets for the one-month period ended October 31, 1999 and each of the years in the two-year period ended September 30, 1999 and the financial highlights for the one-month period ended October 31, 1999 and each of the years in the five-year period ended September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to ex-press an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Oc-tober 31, 1999 and September 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Perpetual Global Fund as of October 31, 1999 and September 30, 1999, the results of its operations for the periods then ended, the changes in its net assets for each of the periods then ended and for the year ended September 30, 1998 and the financial highlights for each of the years or periods described above in conformity with generally accepted accounting principles.

                                   /s/ KPMG LLP

Boston, Massachusetts
November 19, 1999

                       Additional Information (Unaudited)

ACQUISITION OF EVEREN BY FIRST UNION

On March 25, 1999, First Union and EVEREN Capital Corporation ("EVEREN") an-nounced an agreement to form an asset management joint venture that would com-bine the Evergreen mutual fund complex with the Mentor Investment Group.

Under the agreement, First Union would contribute its ownership interest in Ev-ergreen and Mentor and receive 95 percent ownership interest in the new ven-ture.

On April 26, 1999, First Union announced an agreement to acquire EVEREN. As part of this acquisition, Mentor would be combined with the Evergreen mutual funds complex and Mentor Funds would convert from a series of Massachusetts business trust to a Delaware business trust. On October 1, 1999, the acquisi-tion of EVEREN by First Union was completed.

SPECIAL MEETING OF SHAREHOLDERS

A special shareholders meeting of the Mentor Funds shareholders was held on Oc-tober 15, 1999 for the Mentor Perpetual Global Portfolio to approve its conver-sion into a series of an Evergreen Delaware business trust and other related matters. Shareholders of record on August 17, 1999 were entitled to notice and to vote at the meeting and any adjournments thereof. The record date share po-sitions and the number of shares voted was as follows:

                   Total                     Shares voted as
                record date                percentage of total
               share position Shares voted record date shares
               -----------------------------------------------
                 8,841,467     5,103,415         57.72%

During the special meeting, the shareholders of the Mentor Perpetual Global Portfolio voted the following:

1. To approve an Agreement and Plan of Conversion and Termination providing for the conversion of the Mentor Perpetual Global Portfolio into a corresponding series of Evergreen International Trust, a Delaware business trust;

2. To approve the proposed changes of the Fund's investment objectives from fundamental to non-fundamental;

3. To approve the proposed changes to the Fund's investment restrictions:
  3A.Diversification
  3B.Concentration
  3C.Senior securities
  3D.Borrowing
  3E.Underwriting
  3F.Real Estate
  3G.Commodities
  3H.Lending
  3I. To reclassify as non-fundamental certain fundamental restrictions that are no longer required to be fundamental:
    3I(i).Short sales
    3I(ii).Margin purchases
    3I(iii).Pledging
    3I(iv).Restricted securities
    3I(v).Unseasoned issuers
    3I(vi).Illiquid securities
    3I(vii).Officers' and directors' ownership of securities
    3I(viii).Control of management
    3I(ix).Joint trading
    3I(x).Other investment companies
    3I(xi).Oil, gas and minerals
    3I(xii).Foreign securities
    3I(xiii).Warrants

4. To transact any other business that may properly come before the meeting or any adjournment thereof.

The results were as follows:

                                 Vote 1.           Vote 2.
                            -----------------------------------
                             Shares    % of    Shares    % of
                              Voted    Voted    Voted    Voted
         ------------------------------------------------------
         FOR............... 4,685,011  91.80% 4,666,688  91.44%
         AGAINST...........   142,460   2.79%   150,499   2.95%
         ABSTAIN...........   275,944   5.41%   286,228   5.61%
         TOTAL............. 5,103,415 100.00% 5,103,415 100.00%

                                                     Shares        Shares
                                     Shares    % of   Voted  % of   Voted  % of
     Vote 3.                        Voted FOR Voted  AGAINST Voted ABSTAIN Voted
    ----------------------------------------------------------------------------
     3A............................ 4,655,765 91.23% 140,193 2.75% 307,457 6.02%
     3B............................ 4,654,674 91.21% 141,284 2.77% 307,457 6.02%
     3C............................ 4,655,076 91.22% 140,882 2.76% 307,457 6.02%
     3D............................ 4,652,598 91.17% 143,360 2.81% 307,457 6.02%
     3E............................ 4,654,601 91.21% 141,357 2.77% 307,457 6.02%
     3F............................ 4,652,307 91.17% 143,651 2.81% 307,457 6.02%
     3G............................ 4,649,967 91.12% 145,991 2.86% 307,457 6.02%
     3H............................ 4,651,972 91.16% 143,986 2.82% 307,457 6.02%
     3I(i)......................... 4,650,074 91.12% 145,884 2.86% 307,457 6.02%
     3I(ii)........................ 4,650,074 91.12% 145,884 2.86% 307,457 6.02%
     3I(iii)....................... 4,650,074 91.12% 145,884 2.86% 307,457 6.02%
     3I(iv)........................ 4,649,864 91.12% 146,094 2.86% 307,457 6.02%
     3I(v)......................... 4,651,940 91.16% 144,018 2.82% 307,457 6.02%
     3I(vi)........................ 4,651,234 91.14% 144,724 2.84% 307,457 6.02%
     3I(vii)....................... 4,650,911 91.14% 145,047 2.84% 307,457 6.02%
     3I(viii)...................... 4,651,234 91.14% 144,724 2.84% 307,457 6.02%
     3I(ix)........................ 4,651,940 91.16% 144,018 2.82% 307,457 6.02%
     3I(x)......................... 4,651,940 91.16% 144,018 2.82% 307,457 6.02%
     3I(xi)........................ 4,651,940 91.16% 144,018 2.82% 307,457 6.02%
     3I(xii)....................... 4,651,940 91.16% 144,018 2.82% 307,457 6.02%
     3I(xiii)...................... 4,655,059 91.22% 140,899 2.76% 307,457 6.02%

         Vote 4.                          Shares Voted % of Voted
         --------------------------------------------------------
         FOR.............................  4,669,129     91.49%
         AGAINST.........................    141,597      2.77%
         ABSTAIN.........................    292,689      5.74%
         TOTAL...........................  5,103,415    100.00%

YEAR 2000

Like other investment companies, the Fund could be adversely affected if the computer systems used by its investment advisor and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Fund's investment advisor is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund from this problem.

 FEDERAL TAX STATUS OF DISTRIBUTIONS

 Pursuant to section 852 of the Internal Revenue Code, the Fund has designated aggregate and per share long-term capital gain distribu-tions of $10,430,275 and $1.605, respectively, for the fiscal year ended September 30, 1999.

 For corporate shareholders, 12.28% of ordinary income dividends paid during the fiscal year ended September 30, 1999 qualified for the dividends received deduction.

                                Evergreen Funds


Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged
Short Intermediate Municipal Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Municipal Income Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
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Balanced
Balanced Fund
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Growth & Income
Utility Fund
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Value Fund
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Domestic Growth
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Select Special Equity Fund

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Latin America Fund
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800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com


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